                                                                    EXHIBIT 10.1
                           PURCHASE AGREEMENT NO. 2241

                                     BETWEEN

                               THE BOEING COMPANY

                                       AND

                           INTERNATIONAL LEASE FINANCE

                                   CORPORATION

                      RELATING TO BOEING MODEL 737 AIRCRAFT

                                TABLE OF CONTENTS

                                                                                       SA
ARTICLES                                                                             NUMBER
--------                                                                             ------
      1.                 Quantity, Model and Description

      2.                 Delivery Schedule

      3.                 Price

      4.                 Payment

      5.                 Miscellaneous

TABLE
      1.                 Aircraft Information Table

EXHIBIT
      A.                 Aircraft Configurations

      B.                 [NOT USED]

SUPPLEMENTAL EXHIBITS
      BFE1.              BFE Variables

      CS1.               Customer Support Variables - Category 1
                         (New Model Training/Documents)

      CS2.               Customer Support Variables - Category 2
                         (Major Model Differences Training/Documents)

      CS3.               Customer Support Variables - Category 3
                         (Minor Model Differences Training/Documents)

      EE1.               Engine Escalation/Engine Warranty and Patent Indemnity,
                         General Electric CF56-7B Engines

      SLP1.              Service Life Policy Components

                                                                                       SA
LETTER AGREEMENTS                                                                    NUMBER
-----------------                                                                    ------
      6-1162-APS-501     Aircraft Performance Guarantees

      6-1162-APS-502     Advance Payments

      6-1162-APS-503     Special Contractual Matters

      6-1162-APS-504     Flexibility Matters

      6-1162-APS-505     * Matters

      6-1162-APS-506     Baseline Pricing

      6-1162-APS-507     Escalation Exhibit D-98

      6-1162-APS-508     *

      6-1162-APS-509     Miscellaneous Product Support Matters

      6-1162-APS-510     Miscellaneous Other Matters

      6-1162-APS-511     Model 737-900 Configuration Matters

-------------
* Pursuant to 17 CFR 240.24b-2, confidential information has been omitted and has been filed separately with the Securities and Exchange Commission.

                           Purchase Agreement No. 2241

                                     between

                               The Boeing Company

                                       and

                     INTERNATIONAL LEASE FINANCE CORPORATION

                         ------------------------------

               This Purchase Agreement No. 2241 dated as of July 30, 1999, between The Boeing Company (BOEING) and INTERNATIONAL LEASE FINANCE CORPORATION (BUYER) relating to the purchase and sale of Model 737-700/-800/-900 aircraft incorporates the terms and conditions of the Aircraft General Terms Agreement dated as of November 17, 1997, between the parties, identified as AGTA-ILF
(AGTA), as amended, except Exhibit D and Letter Agreements 6-1162-SSM-406 and 6-1162-SSM-436 to AGTA-ILF, which are not incorporated.

Article 1.     QUANTITY, MODEL AND DESCRIPTION.

               The aircraft to be delivered to Buyer will be designated as Model 737-700/-800/-900 aircraft (the AIRCRAFT). Boeing will manufacture and sell to Buyer Aircraft conforming to the applicable configurations described in Exhibit A, which is part of this Purchase Agreement, in the quantities listed in Table 1 to the Purchase Agreement.

Article 2.     DELIVERY SCHEDULE.

               The scheduled months of delivery of the Aircraft are listed in the attached Table 1, which is part of this Purchase Agreement.

Article 3.     PRICE.

               3.1 AIRCRAFT BASIC PRICE. The Aircraft Basic Price of each Aircraft is listed in Table 1 in subject-to-escalation (STE) dollars.

               3.2 ADVANCE PAYMENT BASE PRICES. The Advance Payment Base Prices listed in Table 1 were calculated utilizing the latest escalation factors available to Boeing on the date of this Purchase Agreement projected to the month of scheduled delivery.

Article 4.     PAYMENT.

               4.1 Boeing acknowledges receipt of deposits paid with respect to each Aircraft in the amounts, if any, shown in Table 1 (DEPOSITS).

               4.2 Buyer shall make certain advance payments, expressed in a percentage of the Advance Payment Base Price of each Aircraft, in accordance with the schedule set forth in Letter Agreement No. 6-1162-APS-502.

               4.3 For any Aircraft whose scheduled month of delivery is less than * from the date of this Purchase Agreement, the total amount of advance payments due for payment upon signing of this Purchase Agreement will include all advance payments which are past due in accordance with the advance payment schedule set forth in Letter Agreement No. 6-1162-APS-502.

               4.4 Buyer will pay the balance of the Aircraft Price of each Aircraft at delivery.

Article 5.     MISCELLANEOUS.

               5.1 AIRCRAFT INFORMATION TABLE. Table 1 sets forth the: (i) quantity of Aircraft, (ii) Detail Specification applicable to each Aircraft,
(iii) month and year of scheduled deliveries, (iv) Aircraft Basic Price of each Aircraft, (vi) applicable escalation factors and (vi) Advance Payment Base Price of each Aircraft.

               5.2 BUYER FURNISHED EQUIPMENT VARIABLES. Supplemental Exhibit BFE1 contains vendor selection dates, on dock dates and other variables applicable to the Aircraft.

               5.3    CUSTOMER SUPPORT VARIABLES.

               5.3.1 Supplemental Exhibit CS1 contains the variable information applicable to information, training services and other things to be furnished by Boeing in support of Aircraft leased by Buyer to operators identified by Boeing in accordance with paragraph 3 of AGTA-ILF Letter Agreement No. 6-1162-SSM-402 to receive Category 1 (New Model Training/Documents) Customer Support services.

               5.3.2 Supplemental Exhibit CS2 contains the variable information applicable to information, training services and other things to be furnished by Boeing in support of Aircraft leased by Buyer to operators identified by Boeing in accordance with paragraph 3 of AGTA-ILF Letter Agreement No. 6-1162-SSM-402 to receive Category 2 (Major Model Differences Training/Documents) Customer Support services.

-------------
* Pursuant to 17 CFR 240.24b-2, confidential information has been omitted and has been filed separately with the Securities and Exchange Commission.

               5.3.3 Supplemental Exhibit CS3 contains the variable information applicable to information, training services and other things to be furnished by Boeing in support of Aircraft leased by Buyer to operators identified by Boeing in accordance with paragraph 3 of AGTA-ILF Letter Agreement No. 6-1162-SSM-402 to receive Category 3 (Minor Model Differences Training/Documents) Customer Support services.

               5.4    ENGINE WARRANTY AND PATENT INDEMNITY.

               5.4.1 Supplemental Exhibit EE1 contains the engine warranty and the engine patent indemnity for the Aircraft, all of which are powered by CFM International, Inc. Model CFM56-7B series engines.

               5.5 SERVICE LIFE POLICY COMPONENT VARIABLES. Supplemental Exhibit SLP1 lists the airframe and landing gear components covered by the Service Life Policy for the Aircraft.

               5.6 NEGOTIATED AGREEMENT; ENTIRE AGREEMENT. This Purchase Agreement, including the provisions of Article 8.2 of AGTA-ILF relating to Buyer's indemnification of Boeing and insurance, and Article 12 of Part 2 of Exhibit C to AGTA-ILF relating to DISCLAIMER AND RELEASE and EXCLUSION OF CONSEQUENTIAL AND OTHER DAMAGES, has been the subject of discussion and negotiation and is understood by the parties; the Aircraft Price and other agreements of the parties stated in this Purchase Agreement were arrived at in consideration of such provisions. This Purchase Agreement, including AGTA-ILF, contains the entire agreement between the parties and supersedes all previous proposals, understandings, commitments or representations whatsoever, oral or written, and may be changed only in writing signed by authorized representatives of the parties.

                         * * * * * * * * * * * * * * * *

DATED AS OF JULY 30, 1999

INTERNATIONAL LEASE FINANCE CORPORATION       THE BOEING COMPANY

By  /s/ Marty Olsen                        By  /s/ A. P. Schneider
    --------------------------------           ---------------------------------


Its Asst. Vice President                   Its        Attorney-in-Fact
    --------------------------------           ---------------------------------

                                    TABLE 1
                         TO PURCHASE AGREEMENT NO. 2241
                       MODEL 737-700 AIRCRAFT INFORMATION

737 AIRCRAFT PRICE SUMMARY

                                                                                                        ESCALATION
SCHEDULED  MFR'S                                                  OPTIONAL    AIRCRAFT BASIC              CREDIT
MONTH OF  SERIAL                 SPECIFICATION; AIRFRAME PRICE FEATURES PRICE     PRICE      ESCALATION    MEMO     ADVANCE PAYMENT
DELIVERY  NUMBER LESSEE P.A. EX.    REVISION      (1998$STE)    (1998$STE)     (1998$STE)      FACTOR   (ESTIMATED)   BASE PRICE
--------  ------ ------ ---- --- -------------- -------------- --------------  ------------- ---------- ----------- ---------------
                                  D6-38808-4;
   *         *    tbd    A-700   Rev. F 4/30/99       *              *             *             *          *              *

                                  D6-38808-4;
   *         *    tbd    A-700   Rev. F 4/30/99       *              *             *             *          *              *

                                  D6-38808-4;
   *         *    tbd    A-700   Rev. F 4/30/99       *              *             *             *          *              *

                                  D6-38808-4;
   *         *    tbd    A-700   Rev. F 4/30/99       *              *             *             *          *              *

                                  D6-38808-4;
   *         *    tbd    A-700   Rev. F 4/30/99       *              *             *             *          *              *

                                  D6-38808-4;
   *         *    tbd    A-700   Rev. F 4/30/99       *              *             *             *          *              *

                                  D6-38808-4;
   *         *    tbd    A-700   Rev. F 4/30/99       *              *             *             *          *              *

                                  D6-38808-4;
   *         *    tbd    A-700   Rev. F 4/30/99       *              *             *             *          *              *

                                  D6-38808-4;
   *         *    tbd    A-700   Rev. F 4/30/99       *              *             *             *          *              *

                                  D6-38808-4;
   *         *    tbd    A-700   Rev. F 4/30/99       *              *             *             *          *              *

                                  D6-38808-4;
   *         *    tbd    A-700   Rev. F 4/30/99       *              *             *             *          *              *

                                  D6-38808-4;
   *         *    tbd    A-700   Rev. F 4/30/99       *              *             *             *          *              *

                                  D6-38808-4;
   *         *    tbd    A-700   Rev. F 4/30/99       *              *             *             *          *              *

                                  D6-38808-4;
   *         *    tbd    A-700   Rev. F 4/30/99       *              *             *             *          *              *

                                  D6-38808-4;
   *         *    tbd    A-700   Rev. F 4/30/99       *              *             *             *          *              *


                                      T-1


* Pursuant to 17 CFR 240.24b-2, confidential information has been omitted and has been filed separately with the Securities and Exchange Commission.

                                    TABLE 1
                         TO PURCHASE AGREEMENT NO. 2241
                       MODEL 737-700 AIRCRAFT INFORMATION

737 AIRCRAFT PRICE SUMMARY

                                                                                                        ESCALATION
SCHEDULED  MFR'S                                                  OPTIONAL    AIRCRAFT BASIC              CREDIT
MONTH OF  SERIAL                 SPECIFICATION; AIRFRAME PRICE FEATURES PRICE     PRICE      ESCALATION    MEMO     ADVANCE PAYMENT
DELIVERY  NUMBER LESSEE P.A. EX.    REVISION      (1998$STE)    (1998$STE)     (1998$STE)      FACTOR   (ESTIMATED)   BASE PRICE
--------  ------ ------ ---- --- -------------- -------------- --------------  ------------- ---------- ----------- ---------------
                                  D6-38808-4;
   *         *    tbd    A-700   Rev. F 4/30/99       *              *             *             *          *              *

                                  D6-38808-4;
   *         *    tbd    A-700   Rev. F 4/30/99       *              *             *             *          *              *

                                  D6-38808-4;
   *         *    tbd    A-700   Rev. F 4/30/99       *              *             *             *          *              *

                                  D6-38808-4;
   *         *    tbd    A-700   Rev. F 4/30/99       *              *             *             *          *              *

                                  D6-38808-4;
   *         *    tbd    A-700   Rev. F 4/30/99       *              *             *             *          *              *

                                  D6-38808-4;
   *         *    tbd    A-700   Rev. F 4/30/99       *              *             *             *          *              *

                                  D6-38808-4;
   *         *    tbd    A-700   Rev. F 4/30/99       *              *             *             *          *              *

                                  D6-38808-4;
   *         *    tbd    A-700   Rev. F 4/30/99       *              *             *             *          *              *

                                  D6-38808-4;
   *         *    tbd    A-700   Rev. F 4/30/99       *              *             *             *          *              *

                                  D6-38808-4;
   *         *    tbd    A-700   Rev. F 4/30/99       *              *             *             *          *              *

                                  D6-38808-4;
   *         *    tbd    A-700   Rev. F 4/30/99       *              *             *             *          *              *

                                  D6-38808-4;
   *         *    tbd    A-700   Rev. F 4/30/99       *              *             *             *          *              *

                                  D6-38808-4;
   *         *    tbd    A-700   Rev. F 4/30/99       *              *             *             *          *              *

                                  D6-38808-4;
   *         *    tbd    A-700   Rev. F 4/30/99       *              *             *             *          *              *

                                  D6-38808-4;
   *         *    tbd    A-700   Rev. F 4/30/99       *              *             *             *          *              *


                                      T-2


* Pursuant to 17 CFR 240.24b-2, confidential information has been omitted and has been filed separately with the Securities and Exchange Commission.

                                    TABLE 1
                         TO PURCHASE AGREEMENT NO. 2241
                       MODEL 737-700 AIRCRAFT INFORMATION

737 AIRCRAFT PRICE SUMMARY

                                                                                                        ESCALATION
SCHEDULED  MFR'S                                                  OPTIONAL    AIRCRAFT BASIC              CREDIT
MONTH OF  SERIAL                 SPECIFICATION; AIRFRAME PRICE FEATURES PRICE     PRICE      ESCALATION    MEMO     ADVANCE PAYMENT
DELIVERY  NUMBER LESSEE P.A. EX.    REVISION      (1998$STE)    (1998$STE)     (1998$STE)      FACTOR   (ESTIMATED)   BASE PRICE
--------  ------ ------ ---- --- -------------- -------------- --------------  ------------- ---------- ----------- ---------------
                                  D6-38808-4;
   *         *    tbd    A-700   Rev. F 4/30/99       *              *             *             *          *              *

                                  D6-38808-4;
   *         *    tbd    A-700   Rev. F 4/30/99       *              *             *             *          *              *

                                  D6-38808-4;
   *         *    tbd    A-700   Rev. F 4/30/99       *              *             *             *          *              *

                                  D6-38808-4;
   *         *    tbd    A-700   Rev. F 4/30/99       *              *             *             *          *              *

                                  D6-38808-4;
   *         *    tbd    A-700   Rev. F 4/30/99       *              *             *             *          *              *

                                  D6-38808-4;
   *         *    tbd    A-700   Rev. F 4/30/99       *              *             *             *          *              *

                                  D6-38808-4;
   *         *    tbd    A-700   Rev. F 4/30/99       *              *             *             *          *              *

                                  D6-38808-4;
   *         *    tbd    A-700   Rev. F 4/30/99       *              *             *             *          *              *

                                  D6-38808-4;
   *         *    tbd    A-700   Rev. F 4/30/99       *              *             *             *          *              *

                                  D6-38808-4;
   *         *    tbd    A-700   Rev. F 4/30/99       *              *             *             *          *              *

                                  D6-38808-4;
   *         *    tbd    A-700   Rev. F 4/30/99       *              *             *             *          *              *

                                  D6-38808-4;
   *         *    tbd    A-700   Rev. F 4/30/99       *              *             *             *          *              *

                                  D6-38808-4;
   *         *    tbd    A-700   Rev. F 4/30/99       *              *             *             *          *              *

                                  D6-38808-4;
   *         *    tbd    A-700   Rev. F 4/30/99       *              *             *             *          *              *

                                  D6-38808-4;
   *         *    tbd    A-700   Rev. F 4/30/99       *              *             *             *          *              *


                                      T-3


* Pursuant to 17 CFR 240.24b-2, confidential information has been omitted and has been filed separately with the Securities and Exchange Commission.

                                    TABLE 1
                         TO PURCHASE AGREEMENT NO. 2241
                       MODEL 737-700 AIRCRAFT INFORMATION

737 AIRCRAFT PRICE SUMMARY

                                                                                                        ESCALATION
SCHEDULED  MFR'S                                                  OPTIONAL    AIRCRAFT BASIC              CREDIT
MONTH OF  SERIAL                 SPECIFICATION; AIRFRAME PRICE FEATURES PRICE     PRICE      ESCALATION    MEMO     ADVANCE PAYMENT
DELIVERY  NUMBER LESSEE P.A. EX.    REVISION      (1998$STE)    (1998$STE)     (1998$STE)      FACTOR   (ESTIMATED)   BASE PRICE
--------  ------ ------ ---- --- -------------- -------------- --------------  ------------- ---------- ----------- ---------------
                                  D6-38808-4;
   *         *    tbd    A-700   Rev. F 4/30/99       *              *             *             *          *              *

                                  D6-38808-4;
   *         *    tbd    A-700   Rev. F 4/30/99       *              *             *             *          *              *

                                  D6-38808-4;
   *         *    tbd    A-700   Rev. F 4/30/99       *              *             *             *          *              *

                                  D6-38808-4;
   *         *    tbd    A-700   Rev. F 4/30/99       *              *             *             *          *              *

                                  D6-38808-4;
   *         *    tbd    A-700   Rev. F 4/30/99       *              *             *             *          *              *

                                  D6-38808-4;
   *         *    tbd    A-700   Rev. F 4/30/99       *              *             *             *          *              *

                                  D6-38808-4;
   *         *    tbd    A-700   Rev. F 4/30/99       *              *             *             *          *              *

                                  D6-38808-4;
   *         *    tbd    A-700   Rev. F 4/30/99       *              *             *             *          *              *

                                  D6-38808-4;
   *         *    tbd    A-700   Rev. F 4/30/99       *              *             *             *          *              *

                                  D6-38808-4;
   *         *    tbd    A-700   Rev. F 4/30/99       *              *             *             *          *              *

                                  D6-38808-4;
   *         *    tbd    A-700   Rev. F 4/30/99       *              *             *             *          *              *

                                  D6-38808-4;
   *         *    tbd    A-700   Rev. F 4/30/99       *              *             *             *          *              *

                                  D6-38808-4;
   *         *    tbd    A-700   Rev. F 4/30/99       *              *             *             *          *              *

                                  D6-38808-4;
   *         *    tbd    A-700   Rev. F 4/30/99       *              *             *             *          *              *

                                  D6-38808-4;
   *         *    tbd    A-700   Rev. F 4/30/99       *              *             *             *          *              *


                                      T-4


* Pursuant to 17 CFR 240.24b-2, confidential information has been omitted and has been filed separately with the Securities and Exchange Commission.

                                    TABLE 1
                         TO PURCHASE AGREEMENT NO. 2241
                       MODEL 737-700 AIRCRAFT INFORMATION

737 AIRCRAFT PRICE SUMMARY

                                                                                                        ESCALATION
SCHEDULED  MFR'S                                                  OPTIONAL    AIRCRAFT BASIC              CREDIT
MONTH OF  SERIAL                 SPECIFICATION; AIRFRAME PRICE FEATURES PRICE     PRICE      ESCALATION    MEMO     ADVANCE PAYMENT
DELIVERY  NUMBER LESSEE P.A. EX.    REVISION      (1998$STE)    (1998$STE)     (1998$STE)      FACTOR   (ESTIMATED)   BASE PRICE
--------  ------ ------ ---- --- -------------- -------------- --------------  ------------- ---------- ----------- ---------------
                                  D6-38808-4;
   *         *    tbd    A-700   Rev. F 4/30/99       *              *             *             *          *              *

                                  D6-38808-4;
   *         *    tbd    A-700   Rev. F 4/30/99       *              *             *             *          *              *

                                  D6-38808-4;
   *         *    tbd    A-700   Rev. F 4/30/99       *              *             *             *          *              *

                                  D6-38808-4;
   *         *    tbd    A-700   Rev. F 4/30/99       *              *             *             *          *              *

                                  D6-38808-4;
   *         *    tbd    A-700   Rev. F 4/30/99       *              *             *             *          *              *

                                  D6-38808-4;
   *         *    tbd    A-700   Rev. F 4/30/99       *              *             *             *          *              *

                                  D6-38808-4;
   *         *    tbd    A-700   Rev. F 4/30/99       *              *             *             *          *              *

                                  D6-38808-4;
   *         *    tbd    A-700   Rev. F 4/30/99       *              *             *             *          *              *

                                  D6-38808-4;
   *         *    tbd    A-700   Rev. F 4/30/99       *              *             *             *          *              *

                                  D6-38808-4;
   *         *    tbd    A-700   Rev. F 4/30/99       *              *             *             *          *              *

                                  D6-38808-4;
   *         *    tbd    A-700   Rev. F 4/30/99       *              *             *             *          *              *

                                  D6-38808-4;
   *         *    tbd    A-700   Rev. F 4/30/99       *              *             *             *          *              *

                                  D6-38808-4;
   *         *    tbd    A-700   Rev. F 4/30/99       *              *             *             *          *              *

                                  D6-38808-4;
   *         *    tbd    A-700   Rev. F 4/30/99       *              *             *             *          *              *

                                  D6-38808-4;
   *         *    tbd    A-700   Rev. F 4/30/99       *              *             *             *          *              *


                                      T-5


* Pursuant to 17 CFR 240.24b-2, confidential information has been omitted and has been filed separately with the Securities and Exchange Commission.

                                    TABLE 1
                         TO PURCHASE AGREEMENT NO. 2241
                       MODEL 737-700 AIRCRAFT INFORMATION

737 AIRCRAFT PRICE SUMMARY

                                                                                                        ESCALATION
SCHEDULED  MFR'S                                                  OPTIONAL    AIRCRAFT BASIC              CREDIT
MONTH OF  SERIAL                 SPECIFICATION; AIRFRAME PRICE FEATURES PRICE     PRICE      ESCALATION    MEMO     ADVANCE PAYMENT
DELIVERY  NUMBER LESSEE P.A. EX.    REVISION      (1998$STE)    (1998$STE)     (1998$STE)      FACTOR   (ESTIMATED)   BASE PRICE
--------  ------ ------ ---- --- -------------- -------------- --------------  ------------- ---------- ----------- ---------------
                                  D6-38808-4;
   *         *    tbd    A-700   Rev. F 4/30/99       *              *             *             *          *              *

                                  D6-38808-4;
   *         *    tbd    A-700   Rev. F 4/30/99       *              *             *             *          *              *

                                  D6-38808-4;
   *         *    tbd    A-700   Rev. F 4/30/99       *              *             *             *          *              *

                                  D6-38808-4;
   *         *    tbd    A-700   Rev. F 4/30/99       *              *             *             *          *              *

                                  D6-38808-4;
   *         *    tbd    A-700   Rev. F 4/30/99       *              *             *             *          *              *

                                  D6-38808-4;
   *         *    tbd    A-700   Rev. F 4/30/99       *              *             *             *          *              *

                                  D6-38808-4;
   *         *    tbd    A-700   Rev. F 4/30/99       *              *             *             *          *              *

                                  D6-38808-4;
   *         *    tbd    A-700   Rev. F 4/30/99       *              *             *             *          *              *

                                  D6-38808-4;
   *         *    tbd    A-700   Rev. F 4/30/99       *              *             *             *          *              *

                                  D6-38808-4;
   *         *    tbd    A-700   Rev. F 4/30/99       *              *             *             *          *              *

                                  D6-38808-4;
   *         *    tbd    A-700   Rev. F 4/30/99       *              *             *             *          *              *

                                  D6-38808-4;
   *         *    tbd    A-700   Rev. F 4/30/99       *              *             *             *          *              *

                                  D6-38808-4;
   *         *    tbd    A-700   Rev. F 4/30/99       *              *             *             *          *              *

                                  D6-38808-4;
   *         *    tbd    A-700   Rev. F 4/30/99       *              *             *             *          *              *

                                  D6-38808-4;
   *         *    tbd    A-700   Rev. F 4/30/99       *              *             *             *          *              *


                                      T-6


* Pursuant to 17 CFR 240.24b-2, confidential information has been omitted and has been filed separately with the Securities and Exchange Commission.

                                    TABLE 1
                         TO PURCHASE AGREEMENT NO. 2241
                       MODEL 737-700 AIRCRAFT INFORMATION

737 AIRCRAFT PRICE SUMMARY

                                                                                                        ESCALATION
SCHEDULED  MFR'S                                                  OPTIONAL    AIRCRAFT BASIC              CREDIT
MONTH OF  SERIAL                 SPECIFICATION; AIRFRAME PRICE FEATURES PRICE     PRICE      ESCALATION    MEMO     ADVANCE PAYMENT
DELIVERY  NUMBER LESSEE P.A. EX.    REVISION      (1998$STE)    (1998$STE)     (1998$STE)      FACTOR   (ESTIMATED)   BASE PRICE
--------  ------ ------ ---- --- -------------- -------------- --------------  ------------- ---------- ----------- ---------------
                                  D6-38808-4;
   *         *    tbd    A-700   Rev. F 4/30/99       *              *             *             *          *              *

                                  D6-38808-4;
   *         *    tbd    A-700   Rev. F 4/30/99       *              *             *             *          *              *

                                  D6-38808-4;
   *         *    tbd    A-700   Rev. F 4/30/99       *              *             *             *          *              *

                                  D6-38808-4;
   *         *    tbd    A-700   Rev. F 4/30/99       *              *             *             *          *              *

                                  D6-38808-4;
   *         *    tbd    A-700   Rev. F 4/30/99       *              *             *             *          *              *

                                  D6-38808-4;
   *         *    tbd    A-700   Rev. F 4/30/99       *              *             *             *          *              *

                                  D6-38808-4;
   *         *    tbd    A-700   Rev. F 4/30/99       *              *             *             *          *              *

                                  D6-38808-4;
   *         *    tbd    A-700   Rev. F 4/30/99       *              *             *             *          *              *

                                  D6-38808-4;
   *         *    tbd    A-700   Rev. F 4/30/99       *              *             *             *          *              *

                                  D6-38808-4;
   *         *    tbd    A-700   Rev. F 4/30/99       *              *             *             *          *              *


                                      T-7


* Pursuant to 17 CFR 240.24b-2, confidential information has been omitted and has been filed separately with the Securities and Exchange Commission.

                                    TABLE 1
                         TO PURCHASE AGREEMENT NO. 2241
                       MODEL 737-700 AIRCRAFT INFORMATION

737 AIRCRAFT SPECIFICATION SUMMARY


                              MAXIMUM
  P.A.      SPECIFICATION;    TAKEOFF                  ENGINE
EXHIBIT        REVISION       WEIGHT       ENGINE      THRUST
--------    --------------    -------      ------      ------
              D6-38808-4;                   CFMI
 A-700      Rev. F 4/30/99       *       CFM56-7B20      *

              D6-38808-18;                  CFMI
 A-800       Rev. E 5/7/99       *       CFM56-7B24      *

              D019A001;                     CFMI
 A-900      Rev. B 11/30/98      *       CFM56-7B24      *

737 AIRCRAFT ESCALATION DATA

                    AIRFRAME AND ENGINE ESCALATION
                                 DATA
PRICE BASE YEAR            (BASE YEAR INDEX)
---------------     ------------------------------
      *                    *              *


                                      T-8


* Pursuant to 17 CFR 240.24b-2, confidential information has been omitted and has been filed separately with the Securities and Exchange Commission.

                             AIRCRAFT CONFIGURATION

                                     between

                               THE BOEING COMPANY

                                       and

                     INTERNATIONAL LEASE FINANCE CORPORATION


                   Exhibit A to Purchase Agreement Number 2241



                                       A

                                EXHIBIT A-700 TO

                           PURCHASE AGREEMENT NO. 2241


                                 ---------------

                             AIRCRAFT CONFIGURATION

                              Dated July 30, 1999

                                   relating to

                          BOEING MODEL 737-7Q8 AIRCRAFT


                ---------------------   --------------------------
                   Specification;             D6-38808-4,
                  Revision & Date             Revision F,
                                             dated 4/30/99
                ---------------------   --------------------------
                  Maximum Takeoff                   *
                       Weight
                ---------------------   --------------------------
                       Engine                    CFMI
                                              CFM56-7B20
                ---------------------   --------------------------
                       Thrust                      *
                ---------------------   --------------------------

Such Detail Specification will be revised to include a * to reflect development changes incorporated in the aircraft.

The Airframe Price of * applicable to the Model 737-7Q8 Aircraft includes the following baseline changes:

           Airspeed Tape                                             *
           FMC Revision                                              *
           MMR cart *                                                *
           GPS Provisions                                            *
           GPS Installation                                          *
           Enhanced Ground Proximity Warning System                  *
           Predictive Windshear Weather Radar                        *
           Increased Flight Data Recorder Parameters (FAA)           *
           Cargo fire detection/suppression                          *
           Category IIIb Provisions                                  *
           20/3 Airborne Data Loader Position Switch                 *

The Aircraft Basic Price does not include the price effects of any Buyer Furnished Equipment or Seller Purchased Equipment.


----------
* Pursuant to 17 CFR 240.24b-2, confidential information has been omitted and has been filed separately with the Securities and Exchange Commission.

                                  Exhibit A-700

ILF 737-7Q8:      *

                                                                                PRICE
CHANGE NO.        TITLE                                                        PER A/P
----------        -----                                                        -------
0110CG3021        MODEL 737-700 AIRPLANE                                          *
0220CH3310        JOINT AVIATION AUTHORT VALID REQ                                *
0252CG3030        CARGO COMPARTMENT PLACARDS - POUNDS                             *
0252CG3031        FLIGHT MANUAL AND OPERATIONS MANUAL                             *
0254MP3006        USPH CERTFCT OF SANITARY CONSTRUCTN                             *
1110CG3289        ENGINE WARNING STRIPES AND DECALS -                             *
1110CH3317        EXTERIOR DECORATIVE FINISH - CROWN                              *
1130CH3063        SFE OWNERSHIP PLACARD INSTALLATION                              *
1130CH3064        OWNER'S NAMEPLATES - FLIGHT COMPART                             *
2130CG3039        600 FPM CABIN PRESSURE ASCENT RATE                              *
2130CG3040        350 FPM CABIN PRESSURE DESCENT RATE                             *
2160CG3018        CABIN TEMPERATURE INDICATOR - DEGRE                             *
2210CG3209        DIGITAL FLIGHT CONTROL SYSTEM (DFCS                             *
2210CG3235        DIGITAL FLIGHT CONTROL SYSTEM (DFCS                             *
2210CG3237        DFCS ACTIV-F D TAKEOFF MODE, WINGS                              *
2311CH3367        HF COMMUNICATIONS - BFE ROCKWELL IN                             *
2311MP3383        HF COMM CNTRL PANEL REV ILO ROCKWL                              *
2312CH3309        DUAL VHF COMMUNICATIONS SYSTEM - IN                             *
2312MP3319        REV VHF COMM SYS BFE GABLES CNTRL                               *
2321MP3551        SECAL CONTROL PANEL INSTAL GABLES                               *
2321MP3559        SELCAL DECODER-INSTA BFE                                        *
2334CG3214        AUDIO ENTERTAINMENT SYSTEM - INSTAL                             *
2334MP3277        AUDIO ENTRNMT SYS BFE SONY FOUR DEC                             *
2334MP3294        AUDIO ENTRNMT SYS BFE SONY ILO MAYS                             *
2350CG3158        CONTROL WHEEL INTERPHONE SWITCH                                 *
2350CH3171        AUDIO SELECTOR PANEL - INSTALLATION                             *
2370CG3166        SOLID STATE VOICE RECORDER - INSTAL                             *
2433CG3137        STANDBY POWER - 60-MINUTE CAPABILIT                             *
2450CH3116        GALLEY POWER - FWD GALLEY AREA - 17                             *
2450MP3171        GALLEY POWER-FWD GAL AREA                                       *
2511CG3055        ADJUSTABLE HEAD RESTS CAPTAIN AND F                             *
2511CG3065        FIRST OBSERVER SEAT INSTALLATION -                              *
2520CH3651        INTERIOR ARRANGEMENT - 737-700 - 14                             *
2550CG3208        CARGO COMPRT NETS W/NYLON TYPE WEB                              *
2550CG3215        FWD AND AFT CARGO COMPARTMENT FLOOR                             *
2550CG3223        FWD AND AFT CARGO COMPARTMENT LININ                             *
2611CG3020        ENGINE AND APU  FIRE/OVERHEAT DETEC                             *
2626MP3029        FIRE EXTINGUISHER INSTALLATION                                  *
2841CG3090        FUEL QUANTITY INDICATION - POUNDS                               *
2841CG3095        FUEL QUANTITY INDICATORS ON RIGHT W                             *
2844CG3040        MEASURING STICK CONVERSION TABLES -                             *

                                 EXHIBIT A-700

* Pursuant to 17 CFR 240.24-2, confidential information has been omitted and has been filed separately with the Securities and Exchange Commission.

                                                                                PRICE
CHANGE NO.        TITLE                                                        PER A/P
----------        -----                                                        -------
2910CG3093        ENG DRV HYD PMP W/VESPEL SPLINE-ABX                             *
2910CG3097        AC MOTOR-DRIVEN HYDRAULIC PUMPS - I                             *
3131CG3673        ACCELEROMETER - INSTALLATION - BFE                              *
3131CG3692        SOLID STATE DIGITAL FLIGHT DATA REC                             *
3131CH3744        DIGITAL FLIGHT DATA ACQUISITION UNI                             *
3131MP3855        DIGITAL FL DATA REC.-REV BFE                                    *
3162CG3013        EFIS/MAP DISPLAY FORMAT                                         *
3162CG3015        FLIGHT DIRECTOR COMMAND DISPLAY - S                             *
3162CG3020        RADIO ALTITUDE - ABOVE ADI                                      *
3162CG3022        RISING RUNWAY DISPLAY                                           *
3162CG3025        RADIO ALTITUDE HEIGHT ALERT DISPLAY                             *
3162CG3027        ATTITUDE COMPARATOR-FLASHING                                    *
3162CG3029        LOCALIZER BACKCOURSE POLARITY - REV                             *
3162CG3032        MAP MODE ORIENTATION - TRACK UP                                 *
3162CG3036        AUTOTUNED NAVAIDS - DISPLAYED                                   *
3162CG3038        MANUALLY TUNED VOR SELECTED COURSE                              *
3162CG3042        POSITION DIFFERENCE - AUTOMATIC DIS                             *
3162CG3045        WEATHER RADAR RANGE INDICATORS - RA                             *
3162CG3050        TCAS TRAFFIC ON MAP                                             *
3162CG3052        TCAS RESOLUTION ADVISORY ON ADI                                 *
3162CG3056        ANALOG FAILURE FLAGS - NOT DISPLAYE                             *
3240CG3226        NOSE AND MAIN LANDING GEAR WHEELS A                             *
3245CG3030        MN LND GEAR TIRE-SFE-H43.5 X16.0-21                             *
3342CG3024        NOSE GEAR TAXI LIGHT - INSTALLATION                             *
3412CG3078        AIR DATA COMPUTING - DUAL TAT PROBE                             *
3421CH3061        INERTIAL REFERENCE SYSTEM (IRS) - M                             *
3421MP3067        IRS DELETION OF MODE RELECT UNIT                                *
3423CH3028        STANDBY ATTITUDE INDICATOR - BFE JE                             *
3430MP3054        MMR PARTIAL PROV FOR GLOBAL POSIT                               *
3431CG3050        ILS - INSTALLATION - BFE ROCKWELL I                             *
3433CH3066        LOW RANGE RADIO ALTIMETER (LRRA) -                              *
3443CG3161        WEATHER RADAR - INSTALLATION - BFE                              *
3445CG3166        TCAS II - INSTALLATION - BFE ROCKWE                             *
3446CG3120        ACTIVATION OF DESCENT BELOW MINIMUM                             *
3451CG3006        VOR/MARKER BEACON - INSTALLATION -                              *
3455CG3119        DISTANCE MEASURING EQUIPMENT (DME)                              *
3457CG3106        AUTOMATIC DIRECTION FINDER (ADF) -                              *
3457MP3123        INSTAL BFE GBLES ADF CNTRL PNL                                  *
3458CH3098        GLOBAL POSITIONING SYSTEM (GPS) - I                             *
3458MP3133        GLOBAL POSITIONING SYST - DEL                                   *
3461CG3403        BUYER FURNISHED NAVIGATION DATA BAS                             *
3461CG3424        FMC FLIGHT NUMBER ENTRY                                         *

                                 EXHIBIT A-700

* Pursuant to 17 CFR 240.24-2, confidential information has been omitted and has been filed separately with the Securities and Exchange Commission.

                                                                                PRICE
CHANGE NO.        TITLE                                                        PER A/P
----------        -----                                                        -------
3461CG3425        FMC TEMPERATURE SELECTION - DEGREES                             *
3461CG3433        FMS BUILT-IN TEST EQUIPMENT PRINTER                             *
3461CG3464        FLIGHT MANAGEMENT COMPUTER SYSTEM -                             *
3461CH3505        FLIGHT MANAGEMENT SYSTEM (FMS) - BF                             *
3461CH3507        FMC - INSTALLATION OF A 4 MCU, UPDA                             *
3500CG3018        OXYGEN SYSTEM - ALL TUBING AND FITT                             *
3510CG3096        CREW OXYGEN CYLINDER - 39 CUBIC FEE                             *
3510CG3102        CREW OXYGEN SYSTEM - CAPTAIN, FIRST                             *
5200CG3022        HOLD OPEN LOCK INSTALLATION - ENTRY                             *
5200MP3025        ENTRY AND SERVICE DOORS-REV-HOLD                                *
5220MP3012        OVER/WNG HATCH ASSIST HNDLE REV INS                             *
5260CH3051        FORWARD AIRSTAIRS - PARTIAL PROVISI                             *
5320CG3026        FIVE POUND ALUMINUM UNDERSEAT FLOOR                             *
7200CG3254        AIRPLANE PERFORMANCE:  CFM56-7 ENGI                             *
7731CG3037        ENGINE VIBRATION MONITOR (EVM) SIGN                             *
7900CG3028        LUBRICATING OIL - MOBIL JET II                                  *
                                                                               ----

SUBTOTAL                                                                          *

0253MP3121        MISC. EQUIP - BFE TO SPE - IFE BASE                             *
2312MP3509A       VHF COMM SYS-GABLES CNTL PNL REV                                *
2334MP3364        INTERFACE PORT.                                                 *
2371MP3007        COCKPIT VOICE REC. ON/OFF                                       *
2371MP3021        SOLID STATE VOICE REC.                                          *
2524MP3564        BABY BASSINETT FTGS-FWD LH WINDSCRN                             *
2527MP3147        PASS CMPTMT FLOOR CARPETING-BFE                                 *
2530MP3746        ALT GALLEY INSERT CONFIG ATLAS                                  *
2530MP3747        ALT GALLEY AND INSERT CONFIG-CERT                               *
2530MP3750        GALLEY GW REV-CAP & STOW WTER/DRAIN                             *
2622MP3013        APU FIRE BOTTLE REVISION - INTERCHA                             *
3423MP3049        STANDBY ATTITUDE INDICATOR-SFE                                  *
3430MP3030        MULTIMODE RECVR INSTL ILS ONLY BFE                              *
3445MP3279        TCAS II/ INSTL-REV                                              *
3457MP3153        ADF CONTROL PANEL G7402-05 ILO                                  *
3520MP3034        ATTENDANT OXYGEN MASKS IN ENCLOSED                              *
3530MP3117        PORTABLE BREATHING EQUIP                                        *
7731MP3045        ENG. VIBR. MON. EVM                                             *
MISC/FAA          DFDR INCREASED PARAMETERS (FAA)                                 *
MISC/FAA2         FIRE PROTECTION & SUPPRESSION                                   *
                                                                               ----
SUB TOTAL                                                                         *
                                                                               ====
     TOTALS:                                                                      *

                                 EXHIBIT A-700

* Pursuant to 17 CFR 240.24-2, confidential information has been omitted and has been filed separately with the Securities and Exchange Commission.

                                EXHIBIT A-800 TO

                           PURCHASE AGREEMENT NO. 2241

                                 ---------------

                             AIRCRAFT CONFIGURATION

                              Dated July 30, 1999

                                   relating to

                          BOEING MODEL 737-8Q8 AIRCRAFT


                ---------------------   --------------------------
                   Specification;            D6-38808-18,
                  Revision & Date             Revision E,
                                             dated 5/7/99
                ---------------------   --------------------------
                  Maximum Takeoff                  *
                       Weight
                ---------------------   --------------------------
                       Engine                    CFMI
                                              CFM56-7B24
                ---------------------   --------------------------
                       Thrust                      *
                ---------------------   --------------------------

Such Detail Specification will be revised to include a *.

The Airframe Price of * applicable to the Model 737-8Q8 Aircraft includes the following baseline changes:

           Airspeed Tape                                              *
           FMC Revision                                               *
           MMR cart *                                                 *
           GPS Provisions                                             *
           GPS Installation                                           *
           Enhanced Ground Proximity Warning System                   *
           Predictive Windshear Weather Radar                         *
           Increased Flight Data Recorder Parameters (FAA)            *
           Cargo fire detection/suppression                           *
           Category IIIb Provisions                                   *
           20/3 Airborne Data Loader Position Switch                  *

The Aircraft Basic Price does not include the price effects of any Buyer Furnished Equipment or Seller Purchased Equipment.


                                  Exhibit A-800


----------
* Pursuant to 17 CFR 240.24b-2, confidential information has been omitted and has been filed separately with the Securities and Exchange Commission.

ILF 737-8Q8      *

                                                                               PRICE
CHANGE NO.       TITLE                                                        PER A/P
----------       -----                                                        -------
0110CG3022       MODEL 737-700 AIRPLANE                                           *
0220CH3310       JOINT AVIATION AUTHORT VALID REQ                                 *
0252CG3030       CARGO COMPARTMENT PLACARDS - POUNDS                              *
0252CG3031       FLIGHT MANUAL AND OPERATIONS MANUAL                              *
0254MP3006       USPH CERTFCT OF SANITARY CONSTRUCTN                              *
1110CG3289       ENGINE WARNING STRIPES AND DECALS -                              *
1110CH3317       EXTERIOR DECORATIVE FINISH - CROWN                               *
1130CH3063       SFE OWNERSHIP PLACARD INSTALLATION                               *
1130CH3064       OWNER'S NAMEPLATES - FLIGHT COMPART                              *
2130CG3039       600 FPM CABIN PRESSURE ASCENT RATE                               *
2130CG3040       350 FPM CABIN PRESSURE DESCENT RATE                              *
2160CG3018       CABIN TEMPERATURE INDICATOR - DEGRE                              *
2210CG3209       DIGITAL FLIGHT CONTROL SYSTEM (DFCS                              *
2210CG3235       DIGITAL FLIGHT CONTROL SYSTEM (DFCS                              *
2210CG3237       DFCS ACTIV-F D TAKEOFF MODE,WINGS                                *
2311CH3368       HF COMMUNICATIONS - BFE ROCKWELL IN                              *
2311CH3383       HF COMM CNTRL PANEL REV ILO ROCKWL                               *
2312CH3309       DUAL VHF COMMUNICATIONS SYSTEM - IN                              *
2312CH3319       REV VHF COMM SYS BFE GABLES CNTRL                                *
2321CG3528       SECAL  DECODER- INSTALLATION                                     *
2321CH3560       SELCAL DECODER- CONTROL PANEL                                    *
2334CH3241       AUDIO ENTERTAINMENT SYSTEM - BFE                                 *
2334CH3334       AUDIO ENTRNMT SYS BFE SONY TRANSCOM                              *
2350CG3158       CONTROL WHEEL INTERPHONE SWITCH                                  *
2350CH3171       AUDIO SELECTOR PANEL - INSTALLATION                              *
2370CG3166       SOLID STATE VOICE RECORDER - INSTAL                              *
2433CG3137       STANDBY POWER 60 MIN. CAP.                                       *
2450CH3117       GALLEY POWER - FWD GALLEY AREA - 17                              *
2511CG3055       ADJUSTABLE HEAD RESTS CAPTAIN AND F                              *
2511CG3065       FIRST OBSERVER SEAT INSTALLATION -                               *
2520CH3652       INTERIOR ARRANGEMENT - 737-800 186                               *
2550CG3210       CARGO COMPRT NETS W/NYLON TYPE WEB                               *
2550CG3218       FWD AND AFT CARGO COMPARTMENT FLOOR                              *
2550CG3225       FWD AND AFT CARGO COMPARTMENT LININ                              *
2611CG3020       ENGINE AND APU  FIRE/OVERHEAT DETEC                              *
2626CG3024       FIRE EXTINGUISHER INSTALLATION                                   *
2841CG3090       FUEL QUANTITY INDICATION - POUNDS                                *
2841CG3095       FUEL QUANTITY INDICATORS ON RIGHT W                              *
2844CG3040       MEASURING STICK CONVERSION TABLES -                              *
2910CG3093       ENG DRV HYD PMP W/VESPEL SPLINE-ABX                              *
2910CG3097       AC MOTOR-DRIVEN HYDRAULIC PUMPS - I                              *

                                 EXHIBIT A-800

* Pursuant to 17 CFR 240.24-2, confidential information has been omitted and has been filed separately with the Securities and Exchange Commission.

                                                                               PRICE
CHANGE NO.       TITLE                                                        PER A/P
----------       -----                                                        -------
3131CG3673       ACCELEROMETER - INSTALLATION - BFE                               *
3131CG3692       SOLID STATE DIGITAL FLIGHT DATA REC                              *
3131CH3744       DIGITAL FLIGHT DATA ACQUISITION UNI                              *
3162CG3013       EFIS/MAP DISPLAY FORMAT                                          *
3162CG3015       FLIGHT DIRECTOR COMMAND DISPLAY - S                              *
3162CG3020       RADIO ALTITUDE - ABOVE ADI                                       *
3162CG3022       RISING RUNWAY DISPLAY                                            *
3162CG3025       RADIO ALTITUDE HEIGHT ALERT DISPLAY                              *
3162CG3027       ATTITUDE COMPARATOR-FLASHING                                     *
3162CG3029       LOCALIZER BACKCOURSE POLARITY - REV                              *
3162CG3032       MAP MODE ORIENTATION - TRACK UP                                  *
3162CG3036       AUTOTUNED NAVAIDS - DISPLAYED                                    *
3162CG3038       MANUALLY TUNED VOR SELECTED COURSE                               *
3162CG3042       POSITION DIFFERENCE - AUTOMATIC DIS                              *
3162CG3045       WEATHER RADAR RANGE INDICATORS - RA                              *
3162CG3050       TCAS TRAFFIC ON MAP                                              *
3162CG3052       TCAS RESOLUTION ADVISORY ON ADI                                  *
3162CG3056       ANALOG FAILURE FLAGS - NOT DISPLAYE                              *
3240CG3228       NOSE AND MAIN LANDING GEAR WHEELS A                              *
3342CG3024       NOSE GEAR TAXI LIGHT - INSTALLATION                              *
3412CG3078       AIR DATA COMPUTING - DUAL TAT PROBE                              *
3421CH3061       INERTIAL REFERENCE SYSTEM (IRS) - M                              *
3421MP3067       IRS DELETION OF MODE RELECT UNIT                                 *
3423CH3028       STANDBY ATTITUDE INDICATOR - BFE JE                              *
3430MP3054       MMR PARTIAL PROV FOR GLOBAL POSIT                                *
3431CG3050       ILS - INSTALLATION - BFE ROCKWELL I                              *
3433CH3066       LOW RANGE RADIO ALTIMETER (LRRA) -                               *
3443CG3161       WEATHER RADAR - INSTALLATION - BFE                               *
3445CG3168       TCAS II - INSTALLATION - BFE ROCKWE                              *
3446CG3120       ACTIVATION OF DESCENT BELOW MINIMUM                              *
3451CG3006       VOR/MARKER BEACON - INSTALLATION -                               *
3455CG3119       DISTANCE MEASURING EQUIPMENT (DME)                               *
3457CG3092       AUTOMATIC DIRECTION FINDER CONTROL                               *
3457CG3106       AUTOMATIC DIRECTION FINDER (ADF) -                               *
3458CH3099       GLOBAL POSITIONING SYSTEM (GPS) - I                              *
3458MP3133       GLOBAL POSITIONING SYST - DEL                                    *
3461CG3403       BUYER FURNISHED NAVIGATION DATA BAS                              *
3461CG3424       FMC FLIGHT NUMBER ENTRY                                          *
3461CG3425       FMC TEMPERATURE SELECTION - DEGREES                              *
3461CG3433       FMS BUILT-IN TEST EQUIPMENT PRINTER                              *
3461CG3464       FLIGHT MANAGEMENT COMPUTER SYSTEM -                              *
3461CH3505       FLIGHT MANAGEMENT SYSTEM (FMS) - BF                              *

                                 EXHIBIT A-800

* Pursuant to 17 CFR 240.24-2, confidential information has been omitted and has been filed separately with the Securities and Exchange Commission.

                                                                               PRICE
CHANGE NO.       TITLE                                                        PER A/P
----------       -----                                                        -------
3461CH3507       FMC - INSTALLATION OF A 4 MCU, UPDA                              *
3500CG3018       OXYGEN SYSTEM - ALL TUBING AND FITT                              *
3510CG3096       CREW OXYGEN CYLINDER - 39 CUBIC FEE                              *
3510CG3102       CREW OXYGEN SYSTEM - CAPTAIN, FIRST                              *
3520MP3034       ATTENDANT OXYGEN MASKS ENCLOSED G1/                              *

5200CG3021       HOLD OPEN LOCK INSTALLATION - ENTRY                              *
5220MP3019       OVER/WNG HATCH ASSIST HNDLE REV INS                              *
5260CH3051       FORWARD AIRSTAIRS - PARTIAL PROVISI                              *
5320CG3026       FIVE POUND ALUMINUM UNDERSEAT FLOOR                              *
7200CG3255       AIRPLANE PERFORMANCE:  CFM56-7 ENGI                              *
7731CG3037       ENGINE VIBRATION MONITOR (EVM) SIGN                              *
7900CG3028       LUBRICATING OIL - MOBIL JET II                                   *
                                                                               ----
SUBTOTAL                                                                          *

0225MP3026       ETOPS                                                            *
0253MP3121       MISC. EQUIP - BFE TO SPE - IFE BASE                              *
2210MP3197       ENABLE GLIDE SLOPE                                               *
2311MP3488       HF CONTROL PANEL REV ROCKWELL                                    *
2312MP3509A      VHF COMM SYS-GABLES CNTL PNL REV                                 *
2334MP3364       INTERFACE PORT.                                                  *
2433MP3157       STANDY POWER 60                                                  *
2450MP3175       12 KVA AT G1                                                     *
2524MP3560       WINDSCREEN ILO G7 LH                                             *
2524MP3577       SFE L/H WINDSCREEN INST                                          *
2527MP3141       PAX COM FLOOR CARE                                               *
2530MP3805       ALT GALLEY AND GALLEY INSERT                                     *
3131MP3855       DFDR CERT ICAO RULES                                             *
3423MP3049       STANDBY ATTITUDE INDICATOR-SFE                                   *
3430MP3030       MULTIMODE RECVR INSTL ILS ONLY BFE                               *
3430MP3054       MMR PROV FOR GPS                                                 *
3457MP3153       ADF CONTROL PANEL G7402-05 ILO                                   *
3458MP3133       P PROV. FOR GPS DEL                                              *
3530MP3117       PORTABLE BREATHING EQUIP                                         *
5320MP3048       G7 MORE PROV. FOR ILF                                            *
7731MP3045       ENGINE VIBRATION MONITOR EVM                                     *
MISC/FAA         DFDR INCREASED PARAMETERS (FAA)                                  *
MISC/FAA2        FIRE PROTECTION & SUPPRESSION                                    *
                                                                               ----
                 SUB TOTAL                                                        *
                                                                               ====
TOTAL                                                                             *

                                 EXHIBIT A-800

* Pursuant to 17 CFR 240.24-2, confidential information has been omitted and has been filed separately with the Securities and Exchange Commission.

                                EXHIBIT A-900 TO

                           PURCHASE AGREEMENT NO. 2241

                                 ---------------

                             AIRCRAFT CONFIGURATION

                              Dated July 30, 1999

                                   relating to

                          BOEING MODEL 737-900 AIRCRAFT

                ---------------------   --------------------------
                   Specification;              D019A001
                  Revision & Date             Revision B,
                                            dated 11/30/98
                ---------------------   --------------------------
                  Maximum Takeoff                  *
                       Weight
                ---------------------   --------------------------
                       Engine                    CFMI
                                              CFM56-7B24
                ---------------------   --------------------------
                       Thrust                      *
                ---------------------   --------------------------

        The Detail Specification applicable to the Model 737-900 Aircraft will be comprised of Boeing Configuration Specification D019A001, Revision B, dated November 11, 1998, as revised to include a * to reflect development changes incorporated in the aircraft, and amended to incorporate the Options selected by Buyer in accordance with Letter Agreement No. 6-1162-APS-511, including the effects of such Options on Manufacturer's Empty Weight (MEW) and Operating Empty Weight (OEW). As soon as practicable after Options are selected for each Aircraft, Boeing will furnish to Buyer copies of such Detail Specification, which copies will reflect such selected Options. The Aircraft Basic Price reflects and includes the amount of * as an estimate of the aggregate price of Optional Features which Buyer may select to incorporate in the Aircraft. Such estimate does not include the price effects of any Buyer Furnished Equipment or Seller Purchased Equipment.


                                      A-900


----------
* Pursuant to 17 CFR 240.24b-2, confidential information has been omitted and has been filed separately with the Securities and Exchange Commission.

                       BUYER FURNISHED EQUIPMENT VARIABLES

                                     between

                               THE BOEING COMPANY

                                       and

                     INTERNATIONAL LEASE FINANCE CORPORATION

           Supplemental Exhibit BFE1 to Purchase Agreement Number 2241



                                      BFE1

                          SUPPLEMENTAL EXHIBIT BFE1 TO

                           PURCHASE AGREEMENT NO. 2241

                       BUYER FURNISHED EQUIPMENT VARIABLES

                                   RELATING TO

                     BOEING MODEL 737-700/-800/-900 AIRCRAFT


1.      SUPPLIER SELECTION.

        Buyer will be responsible for selection of Boeing-offerable suppliers for the BFE Galley Systems and Passenger Seats to be installed in each Aircraft, and notification to Boeing of such selections, by the following specified lead-times before the first day of the scheduled month of delivery of the respective Aircraft:


        Galley Systems             *

        Passenger Seats            *


Passenger seat selection lead time may be reduced to 12 months before the first day of the scheduled month of delivery of the respective Aircraft for seats previously certified on the respective model Aircraft and for which no additional dynamic tests are required.

2.      ON-DOCK DATES

        Boeing will provide Buyer the on-dock dates for the Buyer Furnished Equipment to be installed in the Aircraft in subsequent revisions of a BFE Requirements On-Dock/Inventory Document (BFE Document) or an electronically transmitted BFE Report which will be periodically revised hereafter, setting forth the items, quantities, on-dock dates and shipping instructions relating to the in-sequence installation of BFE.

3.      BFE On-Dock Inventory Requirements to be provided:

        * Prior to Delivery


--------

* Pursuant to 17 CFR 240.24b-2, confidential information has been omitted and has been filed separately with the Securities and Exchange Commission.

                                     BFE1-1

                           CUSTOMER SUPPORT VARIABLES

                                     between

                               THE BOEING COMPANY

                                       and

                     INTERNATIONAL LEASE FINANCE CORPORATION


           Supplemental Exhibit CS1 to Purchase Agreement Number 2241

                                  <CATEGORY 1>



                                       CS1

                           SUPPLEMENTAL EXHIBIT CS1 TO

                         PURCHASE AGREEMENT NUMBER 2241

                      CATEGORY 1 CUSTOMER SUPPORT VARIABLES

                                   RELATING TO

                     BOEING MODEL 737-700/800/-900 AIRCRAFT


Buyer and Boeing will conduct planning conferences approximately 12 months before delivery of the first Aircraft, or as otherwise agreed, to develop and schedule a customized Customer Support Program to be furnished by Boeing in support of the Aircraft.

The customized Customer Services Program will be based upon and equivalent to the entitlements summarized below.

Part 1: Maintenance and Flight Training Programs; Operations Engineering Support

1.      MAINTENANCE TRAINING.

        1.1     Airplane General Familiarization Course; 1 class of 24 students;

        1.2     Mechanical/Power Plant Systems Course; 2 classes of 15 students;

        1.3     Electrical Systems Course; 2 classes of 15 students;

        1.4     Avionics Systems Course; 2 classes of 15 students;

        1.5     Corrosion Prevention & Control Course; 1 class of 10 students;

        1.6     Aircraft Rigging Course; 1 class of 6 students;

        1.7     Composite Repair for Technicians - Basic; 1 class of 8 students;

        1.8 Training materials will be provided to each student. In addition, one set of training materials used in Boeing's training program, including visual aids, Computer Based Training Courseware, instrument panel wall charts, text/graphics, video programs, etc. will be provided for use in Buyer's own training program.



                                      CS1-1

2.      FLIGHT TRAINING.

        2.1 FLIGHT CREW TRAINING: With respect to the introduction of single Aircraft only, transition training for 6 flight crews (12 pilots) in 2 classes; or, with respect to the introduction of a fleet of two or more Aircraft only, transition training for 8 flight crews (16 pilots) in 2 classes. The training will consist of ground school (utilizing computer based training), fixed base simulator, full flight simulator and actual aircraft training on Buyer's Aircraft.

        2.2 FLIGHT DISPATCHER TRAINING: With respect to the introduction of single Aircraft only, Flight Dispatcher training for 1 class of 6 students; or, with respect to the introduction of a fleet of two or more Aircraft only, Flight Dispatcher training for 2 classes of 6 students.

        2.3 FLIGHT ATTENDANT TRAINING: With respect to the introduction of single Aircraft only, Flight Attendant training for 1 class of 12 students; or, with respect to the introduction of a fleet of two or more Aircraft only, Flight Attendant training for 2 classes of 12 students.

        2.4 Performance Engineer training in Boeing's regularly scheduled courses; schedules are published twice yearly.

        2.5 Training materials will be provided to each student. In addition, one set of training materials as used in Boeing's training program, including visual aids, Computer Based Training Courseware, instrument panel wall charts, text/graphics, video programs, etc. will be provided for use in Buyer's own training program.

        2.6     Additional Flight Operations Services:

                a. Boeing flight crew personnel to assist in ferrying the first aircraft to Buyer's main base;

                b. With respect to the introduction of single Aircraft only, instructor pilots for 60 calendar days for revenue service training assistance; or, with respect to the introduction of a fleet of two or more Aircraft only, instructor pilots for 90 calendar days for revenue service training assistance.

                c. An instructor pilot to visit Buyer 6 months after revenue service training to review Buyer's flight crew operations for a 2 week period.



                                      CS1-2

3.      PLANNING ASSISTANCE.

        3.1     MAINTENANCE AND GROUND OPERATIONS.

                Upon request, Boeing will visit Buyer's main base to evaluate aircraft maintenance facilities, develop recommendations and assist in maintenance planning.

        3.2     SPARES.

                a)      RECOMMENDED SPARES PARTS LIST (RSPL)
                        customized RSPL, data and documents will be provided to identify spare parts required for Buyer's support program.

                b)      ILLUSTRATED PARTS CATALOG (IPC)
                        A customized IPC in accordance with ATA 100 will be provided.

                c)      PROVISIONING TRAINING
                        Provisioning training will be provided for Buyer's personnel at Boeing's facilities, where documentation and technical expertise are available. Training is focused on the initial provisioning process and calculations reflected in the Boeing RSPL.

                d)      SPARES PROVISIONING
                        Conference A provisioning conference will be conducted, normally at Boeing's facilities where technical data and personnel are available.


4.      TECHNICAL DATA AND DOCUMENTS

        4.1.    FLIGHT OPERATIONS.
                Airplane Flight Manual
                Operations Manual
                Quick Reference Handbook
                Weight and Balance Manual
                Dispatch Deviation Procedures Guide
                Flight Crew Training Manual
                Baggage/Cargo Loading Manual
                Performance Engineer's Manual
                Jet Transport Performance Methods
                FMC Supplemental Data Document
                Operational Performance Software



                                      CS1-3

        4.2.    MAINTENANCE.
                Aircraft Maintenance Manual
                Wiring Diagram Manual
                Systems Schematics Manual
                Connector Part Number Options Document
                Structural Repair Manual
                Overhaul/Component Maintenance Manual
                Standard Overhaul Practices Manual
                Standard Wiring Practices Manual
                Non-Destructive Test Manual
                Service Bulletins and Index
                Corrosion Prevention Manual
                Fault Isolation Manual
                Fuel Measuring Stick Calibration Document
                Power Plant Buildup Manual
                Built-In Test Equipment (BITE) Manual
                Central Maintenance Computer System Reporting Table In Service Activity Report
                All Operator Letters
                Service Letters
                Structural Item Interim Advisory
                Maintenance Tips
                Combined Index

        4.3.    MAINTENANCE PLANNING.
                Maintenance Planning Data Document
                Maintenance Planning Data Tasks Masterfile
                Maintenance Task Cards and Index
                Maintenance Inspection Intervals Report

        4.4.    SPARES.
                Illustrated Parts Catalog
                Standards Books



                                      CS1-4

        4.5.    FACILITIES AND EQUIPMENT PLANNING.
                Facilities and Equipment Planning Document
                Special Tool and Ground Handling Equipment Drawings and Index Supplementary Tooling Documentation
                System Test Equipment Document
                Illustrated Tool and Equipment List/Manual
                Aircraft Recovery Document
                Airplane Characteristics for Airport Planning Document Airplane Rescue and Fire Fighting Document
                Engine Handling Document

        4.6.    COMPUTER SOFTWARE INDEX.

        4.7.    SUPPLIER TECHNICAL DATA.
                Service Bulletins
                Ground Support Equipment Data
                Provisioning Information
                Component Maintenance/Overhaul Manuals and Index
                Publications Index
                Product Support Supplier Directory



                                      CS1-5

                           CUSTOMER SUPPORT VARIABLES

                                     between

                               THE BOEING COMPANY

                                       and

                     INTERNATIONAL LEASE FINANCE CORPORATION


           Supplemental Exhibit CS2 to Purchase Agreement Number 2241


                                  <CATEGORY 2>



                                       CS2

                           SUPPLEMENTAL EXHIBIT CS2 TO

                         PURCHASE AGREEMENT NUMBER 2241

                      CATEGORY 2 CUSTOMER SUPPORT VARIABLES

                                   RELATING TO

                     BOEING MODEL 737-700/-800/-900 AIRCRAFT



Buyer and Boeing will conduct planning conferences approximately 12 months prior to delivery of the first Aircraft, or as mutually agreed, in order to develop and schedule a customized Customer Support Program to be furnished by Boeing in support of the Aircraft.

The customized Customer Services Program will be based upon and equivalent to the entitlements summarized below.

1.      MAINTENANCE TRAINING.

        1.1     Mechanical/Power Plant Course; 1 class of 15 students;

        1.2     Electrical Systems Course; 1 class of 15 students;

        1.3     Avionics Systems Course; 1 class of 15 students;

        1.4     Aircraft Rigging Course; 1 class of 6 students;

        1.5     Advanced Composite Repair Course; 1 class of 8 students.

        1.6 Training materials will be provided to each student. In addition, one set of training materials as used in Boeing's training program, including visual aids, Computer Based Training Courseware, instrument panel wall charts, text/graphics, video programs, etc. will be provided for use in Buyer's own training program.



                                      CS2-1

2.      FLIGHT TRAINING.

        2.1 Boeing will provide one classroom course to acquaint up to 8 students (four flight crews) with operational, systems and performance differences between Buyer's newly-purchased Aircraft and an aircraft of the same model currently operated by Buyer.

        2.2 Training materials will be provided to each student. In addition, one set of training materials as used in Boeing's training program, including Computer Based Training Courseware, instrument panel wall charts, etc. will be provided for use in Buyer's own training program.

3.      PLANNING ASSISTANCE.

        3.1     MAINTENANCE AND GROUND OPERATIONS.

                Upon request, Boeing will visit Buyer's main base to evaluate aircraft maintenance facilities, develop recommendations and assist in maintenance planning.

        3.2     SPARES.

                a)      RECOMMENDED SPARES PARTS LIST (RSPL)
                        A customized RSPL, data and documents will be provided to identify spare parts required for Buyer's support program.

                b)      ILLUSTRATED PARTS CATALOG (IPC)
                        A customized IPC in accordance with ATA 100 will be provided.

                c)      PROVISIONING TRAINING
                        Provisioning training will be provided for Buyer's personnel at Boeing's facilities, where documentation and technical expertise are available. Training is focused on the initial provisioning process and calculations reflected in the Boeing RSPL.

                d)      SPARES PROVISIONING CONFERENCE
                        A provisioning conference will be conducted, normally at Boeing's facilities where technical data and personnel are available.

4.      TECHNICAL DATA AND DOCUMENTS.

        The following will be provided in mutually agreed formats and quantities:



                                      CS2-2

        4.1     FLIGHT OPERATIONS.
                Airplane Flight Manual
                Operations Manual
                Quick Reference Handbook
                Weight and Balance Manual
                Dispatch Deviation Procedures Guide
                Flight Crew Training Manual
                Performance Engineer's Manual
                Fault Reporting Manual
                FMC Supplemental Data Document
                Operational Performance Software
                ETOPS Guide Vol. III

        4.2     MAINTENANCE.
                Aircraft Maintenance Manual
                Wiring Diagram Manual
                Systems Schematics Manual
                Fault Isolation Manual
                Structural Repair Manual
                Overhaul/Component Maintenance Manual
                Standard Overhaul Practices Manual
                Standard Wiring Practices Manual
                Non-Destructive Test Manual
                Service Bulletins and Index
                Corrosion Prevention Manual
                Fuel Measuring Stick Calibration Document
                Power Plant Buildup Manual
                In Service Activity Report and Index
                Significant Service Item Summary
                All Operators Letters
                Structural Item Interim Advisory and Index
                Service Letters and Index
                Maintenance Tips
                FMS BITE Manual
                Production Management Data Base (PMDB)

        4.3     MAINTENANCE PLANNING.
                Maintenance Planning Data Document
                Maintenance Task Cards and Index
                Maintenance Inspection Intervals Report

        4.4     SPARES.
                Illustrated Parts Catalog
                Standards Books



                                      CS2-3

        4.5    FACILITIES AND EQUIPMENT PLANNING.
               Facilities and Equipment Planning Document
               Special Tool & Ground Handling Equipment Drawings & Index Supplementary Tooling Documentation
               System Test Equipment Document
               Illustrated Tool and Equipment Manual
               Aircraft Recovery Document
               Airplane Characteristics for Airport Planning Document Aircraft Rescue and Firefighting Document
               Engine Handling Document
               Configuration, Maintenance and Procedures for ETOPS
               ETOPS Guide Vols. I & II

        4.6    COMPUTER SOFTWARE INDEX.

        4.7    SUPPLIER TECHNICAL DATA.



                                      CS2-4

                           CUSTOMER SUPPORT VARIABLES

                                     between

                               THE BOEING COMPANY

                                       and

                   INTERNATIONAL LEASE FINANCE CORPORATION


          Supplemental Exhibit CS3 to Purchase Agreement Number 2241


                                  <CATEGORY 3>


                                       CS3

                          SUPPLEMENTAL AGREEMENT CS3 TO

                         PURCHASE AGREEMENT NUMBER 2241

                      CATEGORY 3 CUSTOMER SUPPORT VARIABLES

                                   RELATING TO

                     BOEING MODEL 737-700/-800/-900 AIRCRAFT


Buyer and Boeing will conduct planning conferences approximately 12 months prior to delivery of the first Aircraft, or as mutually agreed, in order to develop and schedule a customized Customer Support Program to be furnished by Boeing in support of the Aircraft.

The customized Customer Services Program will be based upon and equivalent to the entitlements summarized below.

1.    MAINTENANCE TRAINING.

      1.1 Maintenance Training Minor Model Differences Course, if required, covering operational, structural or systems differences between Buyer's newly-purchased Aircraft and an aircraft of the same model currently operated by Buyer; 1 class of 15 students;

      1.2 Training materials, if applicable, will be provided to each student. In addition, one set of training materials as used in Boeing's training program, including visual aids, text and graphics will be provided for use in Buyer's own training program.

2.    FLIGHT TRAINING.

      Boeing will provide, if required, one classroom course to acquaint up to 15 students with operational, systems and performance differences between Buyer's newly-purchased Aircraft and an aircraft of the same model currently operated by Buyer.

      Any training materials used in Flight Training, if required, will be provided for use in Buyer's own training program.


                                     CS3-1

3.    PLANNING ASSISTANCE.

      3.1   MAINTENANCE AND GROUND OPERATIONS.

            Upon request, Boeing will provide planning assistance regarding Minor Model Differences requirements for facilities, tools and equipment.

      3.2   SPARES.

            Boeing will revise, as applicable, the customized Recommended Spares Parts List (RSPL) and Illustrated Parts Catalog (IPC).

4.    TECHNICAL DATA AND DOCUMENTS.

      Boeing will revise, as applicable, technical data and documents provided with previously delivered aircraft.


                                     CS3-2

                               ENGINE ESCALATION,
                      ENGINE WARRANTY AND PATENT INDEMNITY

                                     between

                               THE BOEING COMPANY

                                       and

                     INTERNATIONAL LEASE FINANCE CORPORATION

           Supplemental Exhibit EE1 to Purchase Agreement Number 2241

                                      EE1

                          SUPPLEMENTARY EXHIBIT EE1 TO

                         PURCHASE AGREEMENT NUMBER 2241

                               ENGINE ESCALATION,
                      ENGINE WARRANTY AND PATENT INDEMNITY

                                   RELATING TO

                     BOEING MODEL 737-700/-800/-900 AIRCRAFT

1. ENGINE ESCALATION. No separate engine escalation methodology is defined for the 737-700, -800 or -900 Aircraft. Pursuant to the AGTA, the engine prices for these Aircraft are included in and will be escalated in the same manner as the Airframe.

2. ENGINE WARRANTY AND PRODUCT SUPPORT PLAN. Boeing has obtained from CFM International, Inc. (or CFM International, S.A., as the case may be) (CFM) the right to extend to Buyer the provisions of CFM's warranty as set forth below (herein referred to as the "Warranty"); subject, however, to Buyer's acceptance of the conditions set forth herein. Accordingly, Boeing hereby extends to Buyer and Buyer hereby accepts the provisions of CFM's Warranty as hereinafter set forth, and such Warranty shall apply to all CFM56-7 type Engines (including all Modules and Parts thereof) installed in the Aircraft at the time of delivery or purchased from Boeing by Buyer for support of the Aircraft except that, if Buyer and CFM have executed, or hereafter execute, a General Terms Agreement, then the terms of that Agreement shall be substituted for and supersede the provisions of Paragraphs 1 through 10 below and Paragraphs 1 through 10 below shall be of no force or effect and neither Boeing nor CFM shall have any obligation arising therefrom. In consideration for Boeing's extension of the CFM Warranty to Buyer, Buyer hereby releases and discharges Boeing from any and all claims, obligations and liabilities whatsoever arising out of the purchase or use of such CFM56-7 type Engines and Buyer hereby waives, releases and renounces all its rights in all such claims, obligations and liabilities. In addition, Buyer hereby releases and discharges CFM from any and all claims, obligations and liabilities whatsoever arising out of the purchase or use of such CFM56-7 type Engines except as otherwise expressly assumed by CFM in such CFM Warranty or General Terms Agreement between Buyer and CFM and Buyer hereby waives, releases and renounces all its rights in all such claims, obligations and liabilities.

           2.1. TITLE. CFM warrants that at the date of delivery, CFM has legal title to and good and lawful right to sell its CFM56-7 type Engine and Products and

                                     EE1-1
           furthermore warrants that such title is free and clear of all claims, liens and encumbrances of any nature whatsoever.

           2.2.      PATENTS.

                     2.2.1 CFM shall handle all claims and defend any suit or proceeding brought against Buyer insofar as based on a claim that any product or part furnished under this Agreement constitutes an infringement of any patent of the United States, and shall pay all damages and costs awarded therein against Buyer. This paragraph shall not apply to any product or any part manufactured to Buyer's design or to the aircraft manufacturer's design. As to such product or part, CFM assumes no liability for patent infringement.

                     2.2.2 CFM's liability hereunder is conditioned upon Buyer promptly notifying CFM in writing and giving CFM authority, information and assistance (at CFM's expense) for the defense of any suit. In case said equipment or part is held in such suit to constitute infringement and the use of said equipment or part is enjoined, CFM shall expeditiously, at its own expense and at its option, either (i) procure for Buyer the rights to continue using said product or part;
                     (ii) replace the same with a satisfactory and noninfringing product or part; or (iii) modify the same so it becomes satisfactory and noninfringing. The foregoing shall constitute the sole remedy of Buyer and the sole liability of CFM for patent infringement.

                     2.2.3 The above provisions also apply to products which are the same as those covered by this Agreement and are delivered to Buyer as part of the installed equipment on CFM56-7 powered Aircraft.

           2.3. INITIAL WARRANTY. CFM warrants that CFM56-7 Engine products will conform to CFM's applicable specifications and will be free from defects in material and workmanship prior to Buyer's initial use of such products.

                                     EE1-2

           2.4.      WARRANTY PASS-ON.

                     2.4.1 If requested by Buyer and agreed to by CFM in writing, CFM will extend warranty support for Engines sold by Buyer to commercial airline operators, or to other aircraft operators. Such warranty support will be limited to the New Engine Warranty, New Parts Warranty, Ultimate Life Warranty and Campaign Change Warranty and will require such operator(s) to agree in writing to be bound by and comply with all the terms and conditions, including the limitations, applicable to such warranties.

                     2.4.2 Any warranties set forth herein shall not be transferable to a third party, merging company or an acquiring entity of Buyer.

                     2.4.3 In the event Buyer is merged with, or acquired by, another aircraft operator which has a general terms agreement with CFM, the Warranties as set forth herein shall apply to the Engines, Modules, and Parts.

           2.5.      NEW ENGINE WARRANTY.

                     2.5.1. CFM warrants each new Engine and Module against Failure for the initial 3000 Flight Hours as follows:

                               (i) Parts Credit Allowance will be granted for
                     any Failed Parts.

                               (ii) Labor Allowance for disassembly, reassembly,
                     test and Parts repair of any new Engine Part will be granted for replacement of Failed Parts.

                               (iii)Such Parts Credit Allowance, test and Labor
                     Allowance will be: 100% from new to 2500 Flight Hours and decreasing pro rata from 100% at 2500 Flight Hours to zero percent at 3000 Flight Hours.

                     2.5.2 As an alternative to the above allowances, CFM shall, upon request of Buyer:

                                     EE1-3

                               (i) Arrange to have the failed Engines and
                     Modules repaired, as appropriate, at a facility designated by CFM at no charge to Buyer for the first 2500 Flight Hours and at a charge to Buyer increasing pro rata from zero percent of CFM's repair cost at 2500 Flight Hours to 100% of such CFM repair costs at 3000 Flight Hours.

                               (ii) Transportation to and from the designated
                     facility shall be at Buyer's expense.

           2.6. NEW PARTS WARRANTY. In addition to the warranty granted for new Engines and new Modules, CFM warrants Engine and Module Parts as follows:

                     2.6.1. During the first 1000 Flight Hours for such Parts and Expendable Parts, CFM will grant 100% Parts Credit Allowance or Labor Allowance for repair labor for failed Parts.

                     2.6.2. CFM will grant a pro rata Parts Credit Allowance for Scrapped Parts decreasing from 100% at 1000 Flight Hours Part Time to zero percent at the applicable hours designated in Table 1.

           2.7.      ULTIMATE LIFE WARRANTY.

                     2.7.1. CFM warrants Ultimate Life limits on the following
                     Parts:

                            (i)   Fan and Compressor Disks/Drums
                            (ii)  Fan and Compressor Shafts
                            (iii) Compressor Discharge Pressure Seal (CDP)
                            (iv)  Turbine Disks (v) HPT Forward and Stub Shaft
                            (vi)  LPT Driving Cone
                            (vii) LPT Shaft and Stub Shaft

                     2.7.2. CFM will grant a pro rata Parts Credit Allowance decreasing from 100% when new to zero percent at 25,000 Flight Hours or 15,000 Flight Cycles, whichever comes earlier. Credit will be granted only when such Parts are permanently removed from service by a CFM or a U.S. and/or French Government imposed Ultimate Life limitation of less than 25,000 Flight Hours or 15,000 Flight Cycles.

                                     EE1-4

           2.8.      CAMPAIGN CHANGE WARRANTY.

                     2.8.1. A campaign change will be declared by CFM when a new Part design introduction, Part modification, Part Inspection, or premature replacement of an Engine or Module is required by a mandatory time compliance CFM Service Bulletin or FAA Airworthiness Directive. Campaign change may also be declared for CFM Service Bulletins requesting new Part introduction no later than the next Engine or Module shop visit. CFM will grant following Parts Credit
                     Allowances:

                     ENGINES AND MODULES

                               (i) 100% for Parts in inventory or removed from service when new or with 2500 Flight Hours or less total Part Time.

                               (ii) 50% for Parts in inventory or removed from service with over 2500 Flight Hours since new, regardless of warranty status.

                     2.8.2. Labor Allowance - CFM will grant 100% Labor Allowance for disassembly, reassembly, modification, testing, or Inspection of CFM supplied Engines, Modules, or Parts therefor when such action is required to comply with a mandatory time compliance CFM Service Bulletin or FAA Airworthiness Directive. A Labor Allowance will be granted by CFM for other CFM issued Service Bulletins if so specified in such Service Bulletins.

                     2.8.3. Life Controlled Rotating Parts retired by Ultimate Life limits including FAA and/or DGAC Airworthiness Directive, are excluded from Campaign Change Warranty.

                                     EE1-5

           2.9. LIMITATIONS. THE PROVISIONS SET FORTH HEREIN ARE EXCLUSIVE AND ARE IN LIEU OF ALL OTHER WARRANTIES WHETHER WRITTEN, ORAL OR IMPLIED. THERE ARE NO IMPLIED WARRANTIES OF FITNESS OR MERCHANTABILITY. SAID PROVISIONS SET FORTH THE MAXIMUM LIABILITY OF CFM WITH RESPECT TO CLAIMS OF ANY KIND, INCLUDING NEGLIGENCE, ARISING OUT OF MANUFACTURE, SALE, POSSESSION, USE OR HANDLING OF THE PRODUCTS OR PARTS THEREOF OR THEREFOR, AND IN NO EVENT SHALL CFM'S LIABILITY TO BUYER EXCEED THE PURCHASE PRICE OF THE PRODUCT GIVING RISE TO BUYER'S CLAIM OR INCLUDE INCIDENTAL OR CONSEQUENTIAL DAMAGES.

           2.10.     INDEMNITY AND CONTRIBUTION.

                     2.10.1. IN THE EVENT BUYER ASSERTS A CLAIM AGAINST A THIRD PARTY FOR DAMAGES OF THE TYPE LIMITED OR EXCLUDED IN LIMITATIONS, PARAGRAPH 2.9. ABOVE, BUYER SHALL INDEMNIFY AND HOLD CFM HARMLESS FROM AND AGAINST ANY CLAIM BY OR LIABILITY TO SUCH THIRD PARTY FOR CONTRIBUTION OR INDEMNITY, INCLUDING COSTS AND EXPENSES (INCLUDING ATTORNEYS' FEES) INCIDENT THERETO OR INCIDENT TO ESTABLISHING SUCCESSFULLY THE RIGHT TO INDEMNIFICATION UNDER THIS PROVISION. THIS INDEMNITY SHALL APPLY WHETHER OR NOT SUCH DAMAGES WERE OCCASIONED IN WHOLE OR IN PART BY THE FAULT OR NEGLIGENCE OF CFM, WHETHER ACTIVE, PASSIVE OR IMPUTED.

                     2.10.2. BUYER SHALL INDEMNIFY AND HOLD CFM HARMLESS FROM ANY DAMAGE, LOSS, CLAIM, AND LIABILITY OF ANY KIND (INCLUDING EXPENSES OF LITIGATION AND ATTORNEYS' FEES) FOR PHYSICAL INJURY TO OR DEATH OF ANY PERSON, OR FOR PROPERTY DAMAGE OF ANY TYPE, ARISING OUT OF THE ALLEGED DEFECTIVE NATURE OF ANY PRODUCT OR SERVICE FURNISHED UNDER THIS AGREEMENT, TO THE EXTENT THAT THE PAYMENTS MADE OR REQUIRED TO BE MADE BY CFM EXCEED ITS ALLOCATED SHARE OF THE TOTAL FAULT OR LEGAL RESPONSIBILITY OF ALL PERSONS ALLEGED TO HAVE CAUSED SUCH DAMAGE, LOSS, CLAIM, OR LIABILITY BECAUSE OF A LIMITATION OF LIABILITY ASSERTED BY BUYER OR BECAUSE BUYER DID NOT APPEAR IN AN ACTION BROUGHT AGAINST CFM.


                                     EE1-6

                     BUYER'S OBLIGATION TO INDEMNIFY CFM HEREUNDER SHALL BE APPLICABLE AT SUCH TIME AS CFM IS REQUIRED TO MAKE PAYMENT PURSUANT TO A FINAL JUDGEMENT IN AN ACTION OR PROCEEDING IN WHICH CFM WAS A PARTY, PERSONALLY APPEARED, AND HAD THE OPPORTUNITY TO DEFEND ITSELF. THIS INDEMNITY SHALL APPLY WHETHER OR NOT BUYER'S LIABILITY IS OTHERWISE LIMITED.




                                     EE1-7

                                     TABLE 1
                                737-700/-800/-900
                            CFM56 WARRANTY PARTS LIST
                                  FLIGHT HOURS

                                                                Flight Hours
                                           -------------------------------------------------------
                                           2000      3000      4000      6000      8000      12000
                                           ----      ----      ----      ----      ----      -----
FAN ROTOR/BOOSTER
   Blades                                             X
   Disk, Drum                                                                                  X
   Spinner                                            X

FAN FRAME
   Casing                                                                           X
   Hub & Struts                                                 X
   Fairings                                                     X
   Splitter (Mid Ring)                                          X
   Vanes                                              X
   Engine Mount                                                 X

NO. 1 & NO. 2 BEARING SUPPORT
   Bearings                                                     X
   Shaft                                                                                        X
   Support (Case)                                               X

INLET GEARBOX & NO. 3 BEARING
   Bearings                                                     X
   Gear                                                         X
   Case                                                         X

COMPRESSOR ROTOR
   Blades                                             X
   Disk & Drums                                                                                 X
   Shaft                                                                                        X

COMPRESSOR STATOR
   Casing                                                                           X
   Shrouds                                            X
   Vanes                                              X
   Variable Stator Actuating Rings                    X

COMBUSTOR DIFFUSER NOZZLE (CDN)
   Casings                                            X
   Combustor Liners                                   X
   Fuel Atomizer                                      X
   HPT Nozzle                                         X
   HPT Nozzle Support                                           X
   HPT Shroud                                         X

                                     EE1-8

                                     TABLE 1
                                737-700/-800/-900
                            CFM56 WARRANTY PARTS LIST
                                   (continued)

                                                                Flight Hours
                                           -------------------------------------------------------
                                           2000      3000      4000      6000      8000      12000
                                           ----      ----      ----      ----      ----      -----
HPT ROTOR
   Blades                                                       X
   Disks                                                                                       X
   Shafts                                                                                      X
   Retaining Ring                                     X

LP TURBINE
   Casing                                                                 X
   Vane Assemblies                                    X
   Interstage Seals                                   X
   Shrouds                                            X
   Disks                                                                            X
   Shaft                                                                                       X
   Bearings                                                     X
   Blades                                             X

TURBINE FRAME
   Casing & Struts                                                        X
   Hub                                                          X
   Sump                                                         X

ACCESSORY & TRANSFER GEARBOXES
   Case                                                         X
   Shafts                                                       X
   Gears                                                        X
   Bearings                                                     X

AIR-OIL SEALS                                         X

CONTROLS & ACCESSORIES
   Engine                                   X

CONDITION MONITORING EQUIPMENT              X




                                     EE1-9

                         SERVICE LIFE POLICY COMPONENTS

                                     between

                               THE BOEING COMPANY

                                       and

                     INTERNATIONAL LEASE FINANCE CORPORATION


           Supplemental Exhibit SLP1 to Purchase Agreement Number 2241



                                      SLP1

                          SUPPLEMENTAL EXHIBIT SLP1 TO

                         PURCHASE AGREEMENT NUMBER 2241

                         SERVICE LIFE POLICY COMPONENTS

                                   RELATING TO

                     BOEING MODEL 737-700/-800/-900 AIRCRAFT


This is the listing of SLP Components for the Aircraft which relate to Part 3, BOEING SERVICE LIFE POLICY of Exhibit C, PRODUCT ASSURANCE DOCUMENT to the AGTA and is a part of Purchase Agreement No. 2241.

1.      WING.

        (a) Upper and lower skins and stiffeners between the forward and rear wing spars.

        (b)     Wing spar webs, chords and stiffeners.

        (c)     Inspar wing ribs.

        (d)     Inspar splice plates and fittings.

        (e)     Main landing gear support structure.

        (f) Wing center section floor beams, lower beams and spanwise beams, but not the seat tracks attached to floor beams.

        (g) Engine strut support fittings attached directly to wing primary structure.

        (h)     Wing-to-body structural attachments.

        (i) Support structure in the wing for spoilers and spoiler actuators; for aileron hinges and reaction links; and for leading edge devices and trailing edge flaps.

        (j)     Trailing edge flap tracks and carriages.



                                     SLP1-1

        (k) Aileron, leading edge device and trailing edge flap internal, fixed attachment and actuator support structure.

2.      BODY.

        (a) External surface skins and doublers, longitudinal stiffeners, longerons and circumferential rings and frames between the forward pressure bulkhead and the vertical stabilizer rear spar bulkhead and structural support and enclosure for the APU but excluding all system components and related installation and connecting devices, insulation, lining, and decorative panels and related installation and connecting devices.

        (b) Window and windshield structure but excluding the windows and windshields.

        (c) Fixed attachment structure of the passenger doors, cargo doors and emergency exits, excluding door mechanisms and movable hinge components. Sills and frames around the body openings for the passenger doors, cargo doors and emergency exits, excluding scuff plates and pressure seals.

        (d) Nose wheel well structure, including the wheel well walls, pressure deck, bulkheads, and gear support structure.

        (e) Main gear wheel well structure including pressure deck and landing gear beam support structure.

        (f) Floor beams and support posts in the control cab and passenger cabin area, but excluding seat tracks.

        (g)     Forward and aft pressure bulkheads.

        (h) Keel structure between the wing front spar bulkhead and the main gear wheel well aft bulkhead including splices.

        (i) Wing front and rear spar support bulkheads, and vertical and horizontal stabilizer front and rear spar support bulkheads including terminal fittings but excluding all system components and related installation and connecting devices, insulation, lining, decorative panels and related installation and connecting devices.

        (j) Support structure in the body for the stabilizer pivot and stabilizer screw.

                                     SLP1-2

3.      VERTICAL STABILIZER.

        (a)     External skins between front and rear spars.

        (b) Front, rear and auxiliary spar chords, webs and stiffeners and attachment fittings.

        (c)     Inspar ribs.

        (d)     Rudder hinges and supporting ribs, excluding bearings.

        (e) Support structure in the vertical stabilizer for rudder hinges, reaction links and actuators.

        (f) Rudder internal, fixed attachment and actuator support structure.

4.      HORIZONTAL STABILIZER.

        (a)     External skins between front and rear spars.

        (b)     Front and rear spar chords, webs and stiffeners.

        (c)     Inspar ribs.

        (d) Stabilizer center section including hinge and screw support structure.

        (e) Support structure in the horizontal stabilizer for the elevator hinges, reaction links and actuators.

        (f) Elevator internal, fixed attachment and actuator support structure.

5.      ENGINE STRUT.

        (a)     Strut external surface skin and doublers and stiffeners.

        (b)     Internal strut chords, frames and bulkheads.

        (c)     Strut to wing fittings and diagonal brace.

        (d) Engine mount support fittings attached directly to strut structure and including the engine-mounted support fittings.



                                     SLP1-3

6.      MAIN LANDING GEAR.

        (a)     Outer cylinder.

        (b)     Inner cylinder, including axles.

        (c) Upper and lower side struts, including spindles, universals and reaction links.

        (d)     Drag strut.

        (e)     Bell crank.

        (f)     Orifice support tube.

        (g)     Trunnion link.

        (h)     Downlock links including spindles and universals.

        (i)     Torsion links.

        (j)     Actuator beam, support link and beam arm.

7.      NOSE LANDING GEAR.

        (a)     Outer cylinder.

        (b)     Inner cylinder, including axles.

        (c)     Orifice support tube.

        (d)     Upper and lower drag strut, including lock links.

        (e)     Steering plates and steering collars.

        (f)     Torsion links.


NOTE: The Service Life Policy does not cover any bearings, bolts, bushings, clamps, brackets, actuating mechanisms or latching mechanisms used in or on the Covered Components.



                                     SLP1-4

                       [LETTERHEAD OF THE BOEING COMPANY]

6-1162-APS-501

International Lease Finance Corporation
1999 Avenue of the Stars, 39th Floor
Los Angeles, California 90067

Subject:    Aircraft Performance Guarantees

Reference:  Purchase Agreement No. 2241 (the Purchase Agreement) between The
            Boeing Company (Boeing) and International Lease Finance Corporation (Buyer) relating to Model 737-700/-800/-900 aircraft (the Aircraft)

This Letter Agreement amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement have the same meaning as in the Purchase Agreement.

Boeing agrees to provide Buyer with the performance guarantees represented by Attachments A, B and C. These guarantees are exclusive and expire upon delivery of the Aircraft to Buyer. These performance guarantees are calculated at the maximum gross weight and thrust. The performance guarantees will be adjusted to account for the weight and thrust selected by Buyer and Lessee.

Buyer agrees not to disclose this Letter Agreement, attachments, or any other information related to this Letter Agreement without prior written consent by Boeing.

International Lease Finance Corporation
6-1162-APS-501   Page 2

Very truly yours,

THE BOEING COMPANY

By   /s/ A.P. Schneider
     ----------------------------------
Its  Attorney-In-Fact
     ----------------------------------

ACCEPTED AND AGREED TO this

Date: July 30, 1999

INTERNATIONAL LEASE FINANCE CORPORATION


By   /s/ Marty Olsen
     ----------------------------------
Its  Asst. Vice President
     ----------------------------------

Attachments

Attachment A to Letter Agreement
No. 6-1162-APS-501
CFM56-7B Series Engines
Page 1

                      MODEL 737-7Q8 PERFORMANCE GUARANTEES
                   FOR INTERNATIONAL LEASE FINANCE CORPORATION


        SECTION                        CONTENTS
            1                AIRCRAFT MODEL APPLICABILITY

            2                FLIGHT PERFORMANCE

            3                MANUFACTURER'S EMPTY WEIGHT

            4                AIRCRAFT CONFIGURATION

            5                GUARANTEE CONDITIONS

            6                GUARANTEE COMPLIANCE

            7                EXCLUSIVE GUARANTEES

Attachment A to Letter Agreement
No. 6-1162-APS-501
CFM56-7B Series Engines
Page 2

1              AIRCRAFT MODEL APPLICABILITY

               The guarantees contained in this Attachment (the "Performance Guarantees") are applicable to the 737-7Q8 Aircraft with a maximum takeoff weight of at least * pounds, a maximum landing weight of * pounds, and a maximum zero fuel weight of * pounds, and equipped with Boeing furnished CFM56-7B series engines.

2              FLIGHT PERFORMANCE

               MISSION RANGE

               The still air range with a * pound payload using the conditions and operating rules defined below, shall not be less than the following guarantee value:

                                   NOMINAL:                    * Nautical Miles
                                   TOLERANCE:                  * Nautical Miles
                                   GUARANTEE:                  * Nautical Miles

               Conditions and operating rules:

Still Air Range:       The still air range is defined as the sum of the
                       distances for the climbout maneuver, climb, cruise, and descent.

Takeoff:               The airport altitude is at sea level.

                       The takeoff gross weight is * pounds.

Climbout Maneuver:     Following the takeoff to * feet, the Aircraft
                       accelerates to * KCAS while climbing to * feet above the departure airport altitude and retracting flaps and landing gear.

Climb: The Aircraft climbs from * feet above the departure airport altitude to * feet altitude at * KCAS.

                       The Aircraft then accelerates at a rate of climb of * feet per minute to a climb speed of * KCAS.

--------

* Pursuant to 17 CFR 240.24b-2, confidential information has been omitted and has been filed separately with the Securities and Exchange Commission.

Attachment A to Letter Agreement
No. 6-1162-APS-501
CFM56-7B Series Engines
Page 3



                       The climb continues at * KCAS until * Mach number is reached.

                       The climb continues at * Mach number to the initial cruise altitude.

                       The temperature is standard day during climb.

                       Maximum climb thrust is used during climb.

Cruise:                The Aircraft cruises at * Mach number.

                       The initial cruise altitude is * feet.

                       A step climb of * feet altitude may be used when beneficial to minimize fuel burn.

                       The temperature is standard day during cruise.

                       The cruise thrust is not to exceed maximum cruise thrust except during a step climb when maximum climb thrust may be used.

Descent: The Aircraft descends from the final cruise altitude at * Mach number until * KCAS is reached.

                       The descent continues at * KCAS to an altitude of * feet above the destination airport altitude.

                       Throughout the descent, the cabin pressure will be controlled to a maximum rate of descent equivalent to * feet per minute at sea level.

                       The temperature is standard day during descent.

Approach               The Aircraft decelerates to the final approach
and Landing            speed while extending landing gear and flaps, then
Maneuver:              descends and lands.

                       The destination is a sea level airport.
--------

* Pursuant to 17 CFR 240.24b-2, confidential information has been omitted and has been filed separately with the Securities and Exchange Commission.

Attachment A to Letter Agreement
No. 6-1162-APS-501
CFM56-7B Series Engines
Page 4



Fixed Allowances:      For the purpose of this guarantee and for the
                       purpose of establishing compliance with this guarantee, the following shall be used as fixed quantities and allowances:

                       Operational Empty Weight, OEW:  * Pounds

                       Taxi-out:
                               Fuel               * Pounds

                       Takeoff and Climbout Maneuver:
                               Fuel               * Pounds
                               Distance           * Nautical Miles

                       Climb:
                               Fuel               * Pounds
                               Distance           * Nautical Miles

                       Descent:
                               Fuel               * Pounds
                               Distance           * Nautical Miles

                       Approach and Landing Maneuver:
                               Fuel               * Pounds

                       Taxi-in (shall be consumed from the reserve fuel):
                               Fuel               * Pounds

                       Usable reserve fuel remaining upon completion of the approach and landing maneuver: * Pounds


                       For information purposes, the reserve fuel is based on a standard day temperature and a) a contingency fuel allowance equivalent to * percent of the fuel burned from takeoff through the completion of the approach and landing maneuver at the destination airport, b) a missed approach and flight to a * nautical mile alternate, c) an approach and landing maneuver at the alternate airport, and d) a * minute hold at * feet.

--------

* Pursuant to 17 CFR 240.24b-2, confidential information has been omitted and has been filed separately with the Securities and Exchange Commission.

Attachment A to Letter Agreement
No. 6-1162-APS-501
CFM56-7B Series Engines
Page 5



3              MANUFACTURER'S EMPTY WEIGHT

               The Manufacturer's Empty Weight (MEW) is guaranteed not to exceed
               *

4              AIRCRAFT CONFIGURATION

4.1 The guarantees contained in this Attachment are based on the Aircraft configuration as defined in the original release of Detail Specification D6-38808-4 (hereinafter referred to as the Detail Specification). Appropriate adjustment shall be made for changes in such Detail Specification approved by the Customer and Boeing or otherwise allowed by the Purchase Agreement which cause changes to the flight performance and/or weight and balance of the Aircraft. Such adjustment shall be accounted for by Boeing in its evidence of compliance with the guarantees.

4.2 The Manufacturer's Empty Weight guarantee of Section 3 will be adjusted by Boeing for the following in its evidence of compliance with the guarantees:

               (1) Changes to the Detail Specification or any other changes mutually agreed upon between the Customer and Boeing or otherwise allowed by the Purchase Agreement.

               (2) The difference between the component weight allowances given in Appendix IV of the Detail Specification and the actual weights.

4.3 CFM56-7B series engines include the CFM56-7B20, CFM56-7B22, and the CFM56-7B24 engines only.

5              GUARANTEE CONDITIONS

5.1 All guaranteed performance data are based on the International Standard Atmosphere (ISA) and specified variations therefrom; altitudes are pressure altitudes.

5.2 Regulations referred to in this Attachment are, unless otherwise specified, the 737-700 Certification Basis regulations specified in the Type Certificate Data Sheet A16WE, Revision 23, dated November 7, 1997.

--------

* Pursuant to 17 CFR 240.24b-2, confidential information has been omitted and has been filed separately with the Securities and Exchange Commission.

Attachment A to Letter Agreement
No. 6-1162-APS-501
CFM56-7B Series Engines
Page 6



5.3 In the event a change is made to any law, governmental regulation or requirement, or in the interpretation of any such law, governmental regulation or requirement that affects the certification basis for the Aircraft as described in Paragraph 5.2, and as a result thereof, a change is made to the configuration and/or the performance of the Aircraft in order to obtain certification, the guarantees set forth in this Attachment shall be appropriately modified to reflect any such change.

5.4 The climb, cruise and descent portions of the mission guarantee include allowances for normal power extraction and engine bleed for normal operation of the air conditioning system. Normal electrical power extraction shall be defined as not less than a 50 kilowatts total electrical load. Normal operation of the air conditioning system shall be defined as pack switches in the "Auto" position, the temperature control switches in the "Auto" position that results in a nominal cabin temperature of 75 (degrees)F, and all air conditioning systems operating normally. This operation allows a maximum cabin pressure differential of
               8.35 pounds per square inch at higher altitudes, with a nominal Aircraft cabin ventilation rate of 2,200 cubic feet per minute including passenger cabin recirculation (nominal recirculation is 33 percent). The APU is turned off unless otherwise specified.

5.5 The climb, cruise and descent portions of the mission guarantee are based on an Aircraft center of gravity location of 22.2 percent of the mean aerodynamic chord.

5.6 Performance, where applicable, is based on a fuel Lower Heating Value (LHV) of * BTU per pound and a fuel density of * pounds per U.S. gallon.

6              GUARANTEE COMPLIANCE

6.1 Compliance with the guarantees of Sections 2 and 3 shall be based on the conditions specified in those sections, the Aircraft configuration of Section 4 and the guarantee conditions of
               Section 5.

6.2 The takeoff weight of the mission range guarantee shall be based on the FAA approved Airplane Flight Manual for the Model 737-700 except that the takeoff weight used to show compliance with Paragraph 2 may exceed the takeoff weight limit appearing on the Weight Limitations page in the FAA approved Airplane Flight Manual for the Model 737-700 but may not exceed the takeoff gross weight in Paragraph 2.

---------------

* Pursuant to 17 CFR 240.24b-2, confidential information has been omitted and has been filed separately with the Securities and Exchange Commission.

Attachment A to Letter Agreement
No. 6-1162-APS-501
CFM56-7B Series Engines
Page 7



6.3 Compliance with the mission range guarantee shall be established by calculations based on flight test data obtained from an aircraft in a configuration similar to that defined by the Detail Specification.

6.4 Compliance with the Manufacturer's Empty Weight guarantee shall be based on information in the "Weight and Balance Control and Loading Manual - Aircraft Report."

6.5 The data derived from tests shall be adjusted as required by conventional methods of correction, interpolation or extrapolation in accordance with established engineering practices to show compliance with these guarantees.

6.6 Compliance shall be based on the performance of the airframe and engines in combination, and shall not be contingent on the engine meeting its manufacturer's performance specification.

7              EXCLUSIVE GUARANTEES

               The only performance guarantees applicable to the Aircraft are those set forth in this Attachment.

Attachment B to Letter Agreement
No. 6-1162-APS-501
CFM56-7B Series Engines
Page 1


                      MODEL 737-8Q8 PERFORMANCE GUARANTEES
                   FOR INTERNATIONAL LEASE FINANCE CORPORATION



        SECTION                        CONTENTS
            1                AIRCRAFT MODEL APPLICABILITY

            2                FLIGHT PERFORMANCE

            3                MANUFACTURER'S EMPTY WEIGHT

            4                AIRCRAFT CONFIGURATION

            5                GUARANTEE CONDITIONS

            6                GUARANTEE COMPLIANCE

            7                EXCLUSIVE GUARANTEES

Attachment B to Letter Agreement
No. 6-1162-APS-501
CFM56-7B Series Engines
Page 2

1              AIRCRAFT MODEL APPLICABILITY

               The guarantees contained in this Attachment (the "Performance Guarantees") are applicable to the 737-8Q8 Aircraft with a maximum takeoff weight of at least * pounds, a maximum landing weight of * pounds, and a maximum zero fuel weight of * pounds, and equipped with Boeing furnished CFM56-7B series engines.


2              FLIGHT PERFORMANCE

               MISSION RANGE

               The still air range with a * pound payload using the conditions and operating rules defined below, shall not be less than the following guarantee value:

                                   NOMINAL:                    * Nautical Miles
                                   TOLERANCE:                  * Nautical Miles
                                   GUARANTEE:                  * Nautical Miles

               Conditions and operating rules:

Still Air Range:       The still air range is defined as the sum of the
                       distances for the climbout maneuver, climb, cruise, and descent.

Takeoff:               The airport altitude is at sea level.

                       The takeoff gross weight available is * pounds.

Climbout               Following the takeoff to * feet, the Aircraft
Maneuver:              accelerates to * KCAS while climbing to * feet above the
                       departure airport altitude and retracting flaps and landing gear.

Climb: The Aircraft climbs from * feet above the departure airport altitude to * feet altitude at * KCAS.

                       The Aircraft then accelerates at a rate of climb of * feet per minute to a climb speed of * KCAS.

--------

* Pursuant to 17 CFR 240.24b-2, confidential information has been omitted and has been filed separately with the Securities and Exchange Commission.

Attachment B to Letter Agreement
No. 6-1162-APS-501
CFM56-7B Series Engines
Page 3



                       The climb continues at * KCAS until * Mach number is reached.

                       The climb continues at * Mach number to the initial cruise altitude.

                       The temperature is standard day during climb.

                       Maximum climb thrust is used during climb.

Cruise:                The Aircraft cruises at * Mach number.

                       The initial cruise altitude is * feet.

                       A step climb of * feet altitude may be used when beneficial to minimize fuel burn.

                       The temperature is standard day during cruise.

                       The cruise thrust is not to exceed maximum cruise thrust except during a step climb when maximum climb thrust may be used.

Descent: The Aircraft descends from the final cruise altitude at * Mach number until * KCAS is reached.

                       The descent continues at * KCAS to an altitude of * feet above the destination airport altitude.

                       Throughout the descent, the cabin pressure will be controlled to a maximum rate of descent equivalent to * feet per minute at sea level.

                       The temperature is standard day during descent.

Approach               The Aircraft decelerates to the final approach
and Landing            speed while extending landing gear and flaps, then
Maneuver:              descends and lands.

                       The destination is a sea level airport.
--------

* Pursuant to 17 CFR 240.24b-2, confidential information has been omitted and has been filed separately with the Securities and Exchange Commission.

Attachment B to Letter Agreement
No. 6-1162-APS-501
CFM56-7B Series Engines
Page 4



Fixed Allowances:      For the purpose of this guarantee and for the purpose of
                       establishing compliance with this guarantee, the following shall be used as fixed quantities and allowances:

                       Operational Empty Weight, OEW: * Pounds

                       Taxi-out:
                               Fuel               * Pounds

                       Takeoff and Climbout Maneuver:
                               Fuel               * Pounds
                               Distance           * Nautical Miles

                       Climb:
                               Fuel               * Pounds
                               Distance           * Nautical Miles

                       Descent:
                               Fuel               * Pounds
                               Distance           * Nautical Miles

                       Approach and Landing Maneuver:
                               Fuel               * Pounds

                       Taxi-in (shall be consumed from the reserve fuel):
                               Fuel               * Pounds

                       Usable reserve fuel remaining upon completion of the approach and landing maneuver: * Pounds

                       For information purposes, the reserve fuel is based on a standard day temperature and a) a contingency fuel allowance equivalent to * percent of the fuel burned from takeoff through the completion of the approach and landing maneuver at the destination airport, b) a missed approach and flight to a * nautical mile alternate, c) an approach and landing maneuver at the alternate airport, and d) a * minute hold at * feet.

--------

* Pursuant to 17 CFR 240.24b-2, confidential information has been omitted and has been filed separately with the Securities and Exchange Commission.

Attachment B to Letter Agreement
No. 6-1162-APS-501
CFM56-7B Series Engines
Page 5



3              MANUFACTURER'S EMPTY WEIGHT

               The Manufacturer's Empty Weight (MEW) is guaranteed not to exceed
               *

4              AIRCRAFT CONFIGURATION

4.1 The guarantees contained in this Attachment are based on the Aircraft configuration as defined in Revision E of Detail Specification D6-38808-18 (hereinafter referred to as the Detail Specification). Appropriate adjustment shall be made for changes in such Detail Specification approved by the Customer and Boeing or otherwise allowed by the Purchase Agreement which cause changes to the flight performance and/or weight and balance of the Aircraft. Such adjustment shall be accounted for by Boeing in its evidence of compliance with the guarantees.

4.2 The Manufacturer's Empty Weight guarantee of Section 3 will be adjusted by Boeing for the following in its evidence of compliance with the guarantees:

               (1) Changes to the Detail Specification or any other changes mutually agreed upon between the Customer and Boeing or otherwise allowed by the Purchase Agreement.

               (2) The difference between the component weight allowances given in Appendix IV of the Detail Specification and the actual weights.

4.3 CFM56-7B series engines include the CFM56-7B24, CFM56-7B26, and the CFM56-7B27 engines only.

5              GUARANTEE CONDITIONS

5.1 All guaranteed performance data are based on the International Standard Atmosphere (ISA) and specified variations therefrom; altitudes are pressure altitudes.

5.2 The FAA Regulations (FAR) referred to in this Attachment are, unless otherwise specified, the 737-800 Certification Basis regulations specified in the Type Certificate Data Sheet A16WE, Revision 24, dated March 13, 1998.

--------

* Pursuant to 17 CFR 240.24b-2, confidential information has been omitted and has been filed separately with the Securities and Exchange Commission.

Attachment B to Letter Agreement
No. 6-1162-APS-501
CFM56-7B Series Engines
Page 6



5.3 In the event a change is made to any law, governmental regulation or requirement, or in the interpretation of any such law, governmental regulation or requirement that affects the certification basis for the Aircraft as described in Paragraph 5.2, and as a result thereof, a change is made to the configuration and/or the performance of the Aircraft in order to obtain certification, the guarantees set forth in this Attachment shall be appropriately modified to reflect any such change.

5.4 The climb, cruise and descent portions of the mission guarantee include allowances for normal power extraction and engine bleed for normal operation of the air conditioning system. Normal electrical power extraction shall be defined as not less than a 50 kilowatts total electrical load. Normal operation of the air conditioning system shall be defined as pack switches in the "Auto" position, the temperature control switches in the "Auto" position that results in a nominal cabin temperature of 75 (degrees)F, and all air conditioning systems operating normally. This operation allows a maximum cabin pressure differential of
               8.35 pounds per square inch at higher altitudes, with a nominal Aircraft cabin ventilation rate of 3,300 cubic feet per minute including passenger cabin recirculation (nominal recirculation is 47 percent). The APU is turned off unless otherwise specified.

5.5 The climb, cruise and descent portions of the mission guarantee are based an Aircraft center of gravity location of 26.2 percent of the mean aerodynamic chord.

5.6 Performance, where applicable, is based on a fuel Lower Heating Value (LHV) of * BTU per pound and a fuel density of * pounds per U.S. gallon.

6              GUARANTEE COMPLIANCE

6.1 Compliance with the guarantees of Sections 2 and 3 shall be based on the conditions specified in those sections, the Aircraft configuration of Section 4 and the guarantee conditions of
               Section 5.

6.2 The takeoff weight of the mission range guarantee shall be based on the FAA approved Airplane Flight Manual for the Model 737-800 except that the takeoff weight used to show compliance with Paragraph 2 may exceed the takeoff weight limit appearing on the Weight Limitations page in the FAA approved Airplane Flight Manual for the Model 737-800 but may not exceed the takeoff gross weight in Paragraph 2.

---------------

* Pursuant to 17 CFR 240.24b-2, confidential information has been omitted and has been filed separately with the Securities and Exchange Commission.

Attachment B to Letter Agreement
No. 6-1162-APS-501
CFM56-7B Series Engines
Page 7



6.3 Compliance with the mission range guarantee shall be established by calculations based on flight test data obtained from an aircraft in a configuration similar to that defined by the Detail Specification.

6.4 Compliance with the Manufacturer's Empty Weight guarantee shall be based on information in the "Weight and Balance Control and Loading Manual - Aircraft Report."

6.5 The data derived from tests shall be adjusted as required by conventional methods of correction, interpolation or extrapolation in accordance with established engineering practices to show compliance with these guarantees.

6.6 Compliance shall be based on the performance of the airframe and engines in combination, and shall not be contingent on the engine meeting its manufacturer's performance specification.

7              EXCLUSIVE GUARANTEES

               The only performance guarantees applicable to the Aircraft are those set forth in this Attachment.

Attachment C to Letter Agreement
No. 6-1162-APS-501
CFM56-7B Series Engines
Page 1


                      MODEL 737-9Q8 PERFORMANCE GUARANTEES

                   FOR INTERNATIONAL LEASE FINANCE CORPORATION



                SECTION              CONTENTS
                -------              --------
                   1         AIRCRAFT MODEL APPLICABILITY

                   2         FLIGHT PERFORMANCE

                   3         MANUFACTURER'S EMPTY WEIGHT

                   4         AIRCRAFT CONFIGURATION

                   5         GUARANTEE CONDITIONS

                   6         GUARANTEE COMPLIANCE

                   7         EXCLUSIVE GUARANTEES

Attachment C to Letter Agreement
No. 6-1162-APS-501
CFM56-7B Series Engines
Page 2


1               AIRCRAFT MODEL APPLICABILITY

                The guarantees contained in this Attachment (the "Performance Guarantees") are applicable to the 737-9Q8 Aircraft with a maximum takeoff weight of at least * pounds, a maximum landing weight of * pounds, and a maximum zero fuel weight of * pounds, and equipped with Boeing furnished CFM56-7B series engines.


2               FLIGHT PERFORMANCE

                MISSION RANGE

                The still air range with a * pound payload using the conditions and operating rules defined below, shall not be less than the following guarantee value:

                     NOMINAL:                    * Nautical Miles
                     TOLERANCE:                  * Nautical Miles
                     GUARANTEE:                  * Nautical Miles

                Conditions and operating rules:

                Still Air Range:  The still air range is defined as
                                  the sum of the distances for the climbout maneuver, climb, cruise, and descent.

                Takeoff:          The airport altitude is at sea level.

                                  The takeoff gross weight is * pounds.

                Climbout          Following the takeoff to * feet, the
                Maneuver:         Aircraft accelerates to * KCAS while climbing
                                  to * feet above the departure airport altitude and retracting flaps and landing gear.

                Climb: The Aircraft climbs from * feet above the departure airport altitude to * feet altitude at * KCAS.

                                  The Aircraft then accelerates at a rate of climb of * feet per minute to a climb speed of * KCAS.

-----------------
* Pursuant to 17 CFR 240.24b-2, confidential information has been omitted and has been filed separately with the Securities and Exchange Commission.

Attachment C to Letter Agreement
No. 6-1162-APS-501
CFM56-7B Series Engines
Page 3



                                  The climb continues at * KCAS until * Mach number is reached.

                                  The climb continues at * Mach number to the initial cruise altitude.

                                  The temperature is standard day during
                                  climb.


                                  Maximum climb thrust is used during climb.

                Cruise:           The Aircraft cruises at * Mach number.

                                  The initial cruise altitude is * feet.

                                  A step climb of * feet altitude may be used when beneficial to minimize fuel burn.

                                  The temperature is standard day during
                                  cruise.

                                  The cruise thrust is not to exceed maximum cruise thrust except during a step climb when maximum climb thrust may be used.

                Descent: The Aircraft descends from the final cruise altitude at * Mach number until * KCAS is reached.

                                  The descent continues at * KCAS to an
                                  altitude of * feet above the destination airport altitude.

                                  Throughout the descent, the cabin pressure will be controlled to a maximum rate of descent equivalent to * feet per minute at sea level.

                                  The temperature is standard day during
                                  descent.

                Approach          The Aircraft decelerates to the final approach
                and Landing       speed while extending landing gear and flaps,
                Maneuver:         then descends and lands.

                                  The destination is a sea level airport.


-----------------
* Pursuant to 17 CFR 240.24b-2, confidential information has been omitted and has been filed separately with the Securities and Exchange Commission.

Attachment C to Letter Agreement
No. 6-1162-APS-501
CFM56-7B Series Engines
Page 4



                Fixed             For the purpose of this guarantee and for the
                Allowances:       purpose of establishing compliance with this
                                  guarantee, the following shall be used as fixed quantities and allowances:

                                  Operational Empty Weight, OEW:* Pounds

                                  Taxi-out:
                                       Fuel               * Pounds

                                  Takeoff and Climbout Maneuver:
                                       Fuel               * Pounds
                                       Distance           * Nautical Miles

                                  Climb:
                                       Fuel               * Pounds
                                       Distance           * Nautical Miles

                                  Descent:
                                       Fuel               * Pounds
                                       Distance           * Nautical Miles

                                  Approach and Landing Maneuver:
                                       Fuel               * Pounds

                                  Taxi-in (shall be consumed from the reserve
                                  fuel):
                                       Fuel               * Pounds

                                  Usable reserve fuel remaining upon completion of the approach and landing maneuver: * Pounds

                                  For information purposes, the reserve fuel is based on a standard day temperature and a) a contingency fuel allowance equivalent to * percent of the fuel burned from takeoff through the completion of the approach and landing maneuver at the destination airport,
                                  b) a missed approach and flight to a *
                                  nautical mile alternate, c) an approach and landing maneuver at the alternate airport, and
                                  d) a * minute hold at * feet.

-----------------
* Pursuant to 17 CFR 240.24b-2, confidential information has been omitted and has been filed separately with the Securities and Exchange Commission.

Attachment C to Letter Agreement
No. 6-1162-APS-501
CFM56-7B Series Engines
Page 5


3               MANUFACTURER'S EMPTY WEIGHT

                The Manufacturer's Empty Weight (MEW) is guaranteed not to exceed *


4               AIRCRAFT CONFIGURATION

4.1 The guarantees contained in this Attachment are based on the Aircraft configuration as defined in the original release of Detail Specification D019A001-B (hereinafter referred to as the Detail Specification). Appropriate adjustment shall be made for changes in such Detail Specification approved by the Customer and Boeing or otherwise allowed by the Purchase Agreement which cause changes to the flight performance and/or weight and balance of the Aircraft. Such adjustment shall be accounted for by Boeing in its evidence of compliance with the guarantees.

4.2 The Manufacturer's Empty Weight guarantee of Section 3 will be adjusted by Boeing for the following in its evidence of compliance with the guarantees:

                (1) Changes to the Detail Specification or any other changes mutually agreed upon between the Customer and Boeing or otherwise allowed by the Purchase Agreement.

                (2) The difference between the component weight allowances given in Appendix IV of the Detail Specification and the actual weights.

4.3 CFM56-7B series engines include the CFM56-7B24, CFM56-7B26, and the CFM56-7B27 engines only.

5               GUARANTEE CONDITIONS

5.1 All guaranteed performance data are based on the International Standard Atmosphere (ISA) and specified variations therefrom; altitudes are pressure altitudes.

5.2 Regulations referred to in this Attachment are, unless otherwise specified, the 737-800 Certification Basis regulations specified in the Type Certificate Data Sheet A16WE, Revision 24, dated March 13, 1998 except where superseded by Amendment 25-92, effective March 20, 1998.

-----------------
* Pursuant to 17 CFR 240.24b-2, confidential information has been omitted and has been filed separately with the Securities and Exchange Commission.

Attachment C to Letter Agreement
No. 6-1162-APS-501
CFM56-7B Series Engines
Page 6


5.3 In the event a change is made to any law, governmental regulation or requirement, or in the interpretation of any such law, governmental regulation or requirement that affects the certification basis for the Aircraft as described in Paragraph 5.2, and as a result thereof, a change is made to the configuration and/or the performance of the Aircraft in order to obtain certification, the guarantees set forth in this Attachment shall be appropriately modified to reflect any such change.

5.4 The climb, cruise and descent portions of the mission guarantee include allowances for normal power extraction and engine bleed for normal operation of the air conditioning system. Normal electrical power extraction shall be defined as not less than a 50 kilowatts total electrical load. Normal operation of the air conditioning system shall be defined as pack switches in the "Auto" position, the temperature control switches in the "Auto" position that results in a nominal cabin temperature of 75(degrees)F, and all air conditioning systems operating normally. This operation allows a maximum cabin pressure differential of 8.35 pounds per square inch at higher altitudes, with a nominal Aircraft cabin ventilation rate of 3,300 cubic feet per minute including passenger cabin recirculation (nominal recirculation is 47 percent). The APU is turned off unless otherwise specified.

5.5 The climb, cruise and descent portions of the mission guarantee are based on an Aircraft center of gravity location, as determined by Boeing, not to be aft of 21 percent of the mean aerodynamic chord.

5.6 Performance, where applicable, is based on a fuel Lower Heating Value (LHV) of * BTU per pound and a fuel density of * pounds per U.S. gallon.

6               GUARANTEE COMPLIANCE

6.1 Compliance with the guarantees of Sections 2 and 3 shall be based on the conditions specified in those sections, the Aircraft configuration of Section 4 and the guarantee conditions of Section 5.

6.2 The takeoff weight of the mission range guarantee shall be based on the FAA approved Airplane Flight Manual for the Model 737-900 except that the takeoff weight used to show compliance with Paragraph 2 may exceed the takeoff weight limit appearing on the Weight Limitations page in the FAA approved Airplane Flight Manual for the Model 737-900 but may not exceed the takeoff gross weight in Paragraph 2.

---------------

* Pursuant to 17 CFR 240.24b-2, confidential information has been omitted and has been filed separately with the Securities and Exchange Commission.

Attachment C to Letter Agreement
No. 6-1162-APS-501
CFM56-7B Series Engines
Page 7


6.3 Compliance with the mission range guarantee shall be established by calculations based on flight test data obtained from an aircraft in a configuration similar to that defined by the Detail Specification.

6.4 Compliance with the Manufacturer's Empty Weight guarantee shall be based on information in the "Weight and Balance Control and Loading Manual - Aircraft Report."

6.5 The data derived from tests shall be adjusted as required by conventional methods of correction, interpolation or extrapolation in accordance with established engineering practices to show compliance with these guarantees.

6.6 Compliance shall be based on the performance of the airframe and engines in combination, and shall not be contingent on the engine meeting its manufacturer's performance specification.


7               EXCLUSIVE GUARANTEES

                The only performance guarantees applicable to the Aircraft are those set forth in this Attachment.

                       [LETTERHEAD OF THE BOEING COMPANY]

6-1162-APS-502


International Lease Finance Corporation
1999 Avenue of the Stars, 39th Floor
Los Angeles, California  90067

Subject:       Advance Payment Matters

Reference:     Purchase Agreement No. 2241 (the Purchase Agreement)
               between The Boeing Company (Boeing)
               and International Lease Finance Corporation (Buyer) relating to Model 737-700/-800/-900 aircraft (the Aircraft)

Gentlemen:

This Letter Agreement amends the Purchase Agreement between The Boeing Company (Boeing) and International Lease Finance Corporation (Buyer) relating to Model 737-700/-800/-900 aircraft (the Aircraft).

All terms used and not defined herein, shall have the same meaning as in the Purchase Agreement.

*

1.      *

        1.1     *

        1.2     *


--------
* Pursuant to 17 CFR 240.24b-2, confidential information has been omitted and has been filed separately with the Securities and Exchange Commission.

International Lease Finance Corporation
6-1162-APS-502   Page 2



        1.3     *



2.      PAYMENT BY CHECK.

        In the event that Buyer elects to pay Boeing any advance payment due under the Purchase Agreements * by means of a check, Boeing shall charge interest on any amounts for which Boeing does not have immediate use of such funds. The period of calculation for such interest shall commence on the date any payment was due and continue to and include the day immediately preceding the day on which Boeing obtains use of the funds. The rate of interest on any such payments shall be *



--------
* Pursuant to 17 CFR 240.24b-2, confidential information has been omitted and has been filed separately with the Securities and Exchange Commission.

International Lease Finance Corporation
6-1162-APS-502 Page 3


3.      APPLICABILITY TO *

4.      CONFIDENTIALITY.

        Buyer understands that certain commercial and financial information contained in this Letter Agreement are considered by Boeing as confidential. Buyer agrees that it will treat this Letter Agreement and the information contained herein as confidential and will not, without the prior written consent of Boeing, disclose this Letter Agreement or any information contained herein to any other person or entity.


Very truly yours,

THE BOEING COMPANY



By   /s/ A.P. Schneider
  ---------------------------------
Its  Attorney-In-Fact
   --------------------------------

ACCEPTED AND AGREED TO this  30  day of July, 1999
                            ----

INTERNATIONAL LEASE FINANCE CORPORATION



By  /s/ Marty Olsen
  ---------------------------------

Its  Asst. Vice President
   --------------------------------

Attachment



--------------------
* Pursuant to 17 CFR 240.24b-2, confidential information has been omitted and has been filed separately with the Securities and Exchange Commission.

Attachment A to
Letter Agreement No. 6-1162-APS-502

                                        *



--------------------
* Pursuant to 17 CFR 240.24b-2, confidential information has been omitted and has been filed separately with the Securities and Exchange Commission.

                       [LETTERHEAD OF THE BOEING COMPANY]


6-1162-APS-503

International Lease Finance Corporation
1999 Avenue of the Stars, 39th Floor
Los Angeles, CA  90067

Subject:       Special Contractual Matters

Reference:     Purchase Agreement No. 2241 (the Purchase Agreement) between
               The Boeing Company (Boeing) and
               International Lease Finance Corporation (Buyer) relating to Model 737-700/-800/-900 aircraft (the Aircraft)

        This Letter Agreement amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement have the same meaning as in the Purchase Agreement.

1.      CREDIT MEMORANDA.

        1.1 AIRCRAFT CREDITS - AIRCRAFT. In consideration of the purchase of the Aircraft, Boeing will issue a credit memorandum for each Aircraft at the time of delivery in an amount *


--------------------
* Pursuant to 17 CFR 240.24b-2, confidential information has been omitted and has been filed separately with the Securities and Exchange Commission.

International Lease Finance Corporation
6-1162-APS-503   Page 2

        1.2 Application of Credit Memoranda. Such credit memoranda may be utilized by Buyer for the purchase of * or applied against the balance of the purchase price of the Aircraft for which such credit is issued, * but may not be used for the purchase of other aircraft or application against advance payments for any Aircraft.

        1.3 *


2.      *

        2.1 *


--------------------
* Pursuant to 17 CFR 240.24b-2, confidential information has been omitted and has been filed separately with the Securities and Exchange Commission.

International Lease Finance Corporation
6-1162-APS-503   Page 3

        2.2   *


3.      *


--------------------
* Pursuant to 17 CFR 240.24b-2, confidential information has been omitted and has been filed separately with the Securities and Exchange Commission.

International Lease Finance Corporation
6-1162-APS-503   Page 4

4.      * CREDITS.

        With respect to up to *

5.      PROMOTIONAL SUPPORT.

        For avoidance of doubt, the Aircraft are subject to Letter Agreement No. 6-1162-SSM-395 to Aircraft General Terms Agreement AGTA-ILF, pursuant to which Boeing agrees to make available to Buyer *

6.      JOINT AVIATION AUTHORITIES *.

        *

--------------------
* Pursuant to 17 CFR 240.24b-2, confidential information has been omitted and has been filed separately with the Securities and Exchange Commission.

International Lease Finance Corporation
6-1162-APS-503   Page 5

Buyer agrees to cooperate with and assist Boeing in Boeing's negotiations with the airworthiness authorities of the JAA and the respective country of import and/or registration of each Aircraft relating to the establishment and meeting of Aircraft airworthiness requirements

7.      *

        Boeing has provided a Manufacturer's Empty Weight (MEW) guarantee for the basic model Model 737-900 Substitute Aircraft, which is set forth in Attachment C to Letter Agreement No. 6-1162-APS-501, dated as of even date herewith. The Model 737-900 Substitute Aircraft MEW is guaranteed to be *. In consideration of the early stage of Boeing's design of the Model 737-900 aircraft and Buyer's desire to retain the full operational capability of the Model 737-900 Substitute Aircraft at the completion of such design, Boeing agrees to monitor the baseline MEW during this period and provide to Buyer a written summary of any changes to such MEW sixty (60) days prior to delivery of the first Model 737-900 aircraft.

If the Model 737-900 baseline MEW grows above the MEW set forth in the Detail Specification by *

* the terms of Letter Agreement 6-1162-APS-501, dated as of even date herewith, will apply.

---------------
* Pursuant to 17 CFR 240.24b-2, confidential information has been omitted and has been filed separately with the Securities and Exchange Commission.

International Lease Finance Corporation
6-1162-APS-503   Page 6

8.      *


9.      BOEING *

        Boeing agrees to provide Buyer *, subject to Buyer executing a Boeing Customer Services General Terms Agreement (CSGTA) and a *

10.     BOEING *

        If Buyer requests that Boeing provide *

In addition, (i) Boeing agrees to provide Buyer *

11.     CONFIDENTIAL TREATMENT.

        Buyer understands that certain commercial and financial information contained in this Letter Agreement are considered by Boeing as confidential. Buyer agrees that it will treat this Letter Agreement and the information contained herein as confidential and will not, without the prior written consent of Boeing, disclose this Letter Agreement or any information contained herein to any other person or entity.

---------------
* Pursuant to 17 CFR 240.24b-2, confidential information has been omitted and has been filed separately with the Securities and Exchange Commission.

International Lease Finance Corporation
6-1162-APS-503   Page 7

Very truly yours,

THE BOEING COMPANY

By     /s/ A.P. Schneider
     -----------------------

Its     Attorney-In-Fact
     -----------------------

ACCEPTED AND AGREED TO this  30  day of July, 1999

INTERNATIONAL LEASE FINANCE CORPORATION

By      /s/ Marty Olsen
     -----------------------

Its   Asst. Vice President
     -----------------------

                        [LETTERHEAD OF THE BOEING COMPANY]

6-1162-APS-504


International Lease Finance Corporation
1999 Avenue of the Stars, 39th Floor
Los Angeles, CA  90067

Subject:       Flexibility Matters

Reference:     Purchase Agreement No. 2241 (the Purchase Agreement)
               between The Boeing Company (Boeing) and
               International Lease Finance Corporation (Buyer) relating to Model 737-700/-800/-900 Aircraft (the Aircraft)

This Letter Agreement amends the Purchase Agreement between Boeing and Buyer relating to the Aircraft.

All terms used and not defined in this Letter Agreement, shall have the same meaning as in the Purchase Agreement.

1.      *

        1.1 *

        1.2 *

        1.3 *


----------
* Pursuant to 17 CFR 240.24b-2, confidential information has been omitted and has been filed separately with the Securities and Exchange Commission.

International Lease Finance Corporation
6-1162-APS-504 Page 2

        1.4 [NOT USED]

        1.5 *

        1.6 *

        1.7 The pricing * set forth in Attachment A to this Letter Agreement shall apply to all * Aircraft, *.

                1.7.1 Notwithstanding paragraph 2.2 of Letter Agreement No. 6-1162-APS-505 and paragraph 3.1 of Letter Agreement No. 6-1162-APS-508, *

                1.7.2 For avoidance of doubt, credit memoranda resulting from escalation sharing for the second half of 1998 per Letter Agreement No. 6-1162-APS-405 will be provided at time of delivery of each * Aircraft * which is purchased with * pricing (as set forth in Attachment A). *

                1.7.3 * AIRCRAFT PRICING CLARIFICATION. *


--------
* Pursuant to 17 CFR 240.24b-2, confidential information has been omitted and has been filed separately with the Securities and Exchange Commission.

International Lease Finance Corporation
6-1162-APS-504 Page 3



        1.8 Buyer will be permitted to *

2.      RIGHT OF * SUBSTITUTION.

        2.1 Buyer shall have the right to substitute in lieu of any or all of the Aircraft a Boeing Model 737-800 or Model 737-900 aircraft (the Substitute Model 737 Aircraft), on a one for one basis, by providing written notice in accordance with the schedule set forth below, provided however that Buyer may not substitute Model 737-900 Aircraft for delivery positions prior to *, and subject to Boeing's production capability to build Model 737-900 Aircraft in the desired delivery positions:

        (i) * prior to the then-current scheduled month of delivery of the Aircraft for which substitution is being made for Substitute Model 737 Aircraft for which the aircraft configuration has not been defined and the selected passenger seats have not been previously certified on a Model 737 aircraft;

        (ii) * prior to the then-current scheduled month of delivery of the Aircraft for which substitution is being made for Substitute Model 737 Aircraft for which the aircraft configuration has not been defined and the selected passenger seats have been previously certified on a Model 737 aircraft; or

        (iii) * prior to the then-current scheduled month of delivery of the Aircraft for which substitution is being made for Substitute Model 737 Aircraft for which the aircraft configuration has been defined and the selected passenger seats have been previously certified on a Model 737 aircraft;

        2.2 The pricing set forth in Attachment B to this Letter Agreement shall apply to all Substitute Model 737 Aircraft.

        2.3 For avoidance of doubt, credit memos will be provided with respect to each Substitute Model 737 Aircraft as set forth in Letter Agreement No. 6-1162-APS-503*, with respect to each Substitute Model 737 Aircraft.


----------
* Pursuant to 17 CFR 240.24b-2, confidential information has been omitted and has been filed separately with the Securities and Exchange Commission.

International Lease Finance Corporation
6-1162-APS-504 Page 4


        2.4 *

        2.5 For avoidance of doubt, subject to the notice requirements set forth in subparagraph 2.1 above, Buyer may re-substitute Model 737-700, -800 or -900 aircraft for previously substituted Substitute Model 737 Aircraft.


3. EXCHANGES OF DELIVERY POSITIONS TO FACILITATE MODEL 737-600 AND MODEL 737-900 AIRCRAFT ACQUISITIONS.

        3.1 737-600 PURCHASES. To provide Buyer more flexible delivery positions for Model 737-600 aircraft, which are purchased under Purchase Agreement Nos. 1830 and 2077 but not under Purchase Agreement No. 2241, Buyer may exchange delivery positions on a one-for-one basis between Purchase Agreement No. 2241 and such previous Purchase Agreements, and purchase 737-600s in the positions so exchanged into such previous Purchase Agreements, provided that from the date of the written exchange request the lead times to both of the delivery positions to be exchanged equal or exceed those set forth in paragraph 2 above for intramodel substitutions, and further provided that *.

        3.2 737-900 PURCHASES. To provide Buyer more flexible delivery positions for Model 737-900 aircraft, which are purchased under Purchase Agreement No. 2241 but not under Purchase Agreement Nos. 1830 and 2077, Buyer may exchange delivery positions on a one-for-one basis between such previous Purchase Agreements and Purchase Agreement No. 2241, and purchase 737-900s in the positions so exchanged into Purchase Agreement No. 2241, provided that: (i) from the date of the written exchange request the lead times to both of the delivery positions to be exchanged equal or exceed those set forth in paragraph 2 above for intramodel substitutions; (ii) Buyer may not substitute Model 737-900 Aircraft for delivery positions prior to *; and (iii) Boeing has the production capability to build Model 737-900 Aircraft in the desired delivery position(s).

4.      GENERAL SUBSTITUTION TERMS AND CONDITIONS.

        Buyer's right to substitute and exchange aircraft as defined in paragraphs 1, 2 and 3 herein shall be subject to the following terms and conditions:

        4.1 Promptly after receipt of notice from Buyer of its election to substitute, Boeing shall prepare and submit to Buyer appropriate documents


----------
* Pursuant to 17 CFR 240.24b-2, confidential information has been omitted and has been filed separately with the Securities and Exchange Commission.

International Lease Finance Corporation
6-1162-APS-504 Page 5


amending the * Purchase Agreement* to reflect the manufacture and sale of such *, to Buyer. Boeing and Buyer agree to use their best efforts to amend the * Purchase Agreement* to reflect the substitution within thirty (30) days after receipt of Buyer's notice; and

        4.2 The terms of Purchase Agreement No. 2241, including amending Letter Agreements, shall apply to Buyer's purchase of the Substitute Model 737 Aircraft. The terms of Purchase Agreement No. 2241, including amending Letter Agreements, revised as necessary *.

        4.3 Various lead-time requirements are specified for Buyer's substitution and exchange rights in paragraphs 1, 2 and 3 above. Buyer recognizes the mutual desirability of adhering to these lead-times. Boeing recognizes that Buyer may nonetheless from time to time identify attractive substitution opportunities after expiration of the applicable lead-time. Boeing will in good faith consider requests after expiration of the applicable lead-time and will make best reasonable efforts, consistent with Boeing's capabilities and other commitments, to accommodate such requests.

5.      *


----------
* Pursuant to 17 CFR 240.24b-2, confidential information has been omitted and has been filed separately with the Securities and Exchange Commission.

International Lease Finance Corporation
6-1162-APS-504 Page 6

6.      *

7.      *

        7.1 *



--------
* Pursuant to 17 CFR 240.24b-2, confidential information has been omitted and has been filed separately with the Securities and Exchange Commission.

International Lease Finance Corporation
6-1162-APS-504 Page 7


        7.2 *

8.      *

9.      DISCONTINUATION OF PRODUCTION.

        If Boeing discontinues production of any of the Aircraft models at any time which would affect Boeing's ability to manufacture and deliver any Aircraft to Buyer, the parties will discuss the substitution of other Boeing model aircraft being offered for delivery during the delivery period of the affected Aircraft. Any such substitution shall be subject to mutually agreeable terms and conditions, recognizing that the delivery month of any substitute aircraft shall be subject to Boeing's then current manufacturing capabilities and other delivery commitments. If Boeing and Buyer are unable to agree on the terms and conditions of such substitution within a reasonable period of time, either party may terminate the purchase of the affected Aircraft and Boeing shall refund to Buyer *, any advance payments received by Boeing from Buyer with respect to any Aircraft so terminated. *

---------------

* Pursuant to 17 CFR 240.24b-2, confidential information has been omitted and has been filed separately with the Securities and Exchange Commission.

International Lease Finance Corporation
6-1162-APS-504 Page 8


10.     CATASTROPHIC ECONOMIC EVENT(S).

        In addition to the specific rights relating to Aircraft * provided by this Letter Agreement, Boeing agrees that in the event of a worldwide energy crisis, major war or other catastrophe causing widespread economic recession generally and a depression in worldwide markets for air transport and transport aircraft, which make Buyer's completion of its Aircraft purchase commitments impracticable, Buyer may request consultation with Boeing*.

11.     *

---------------

* Pursuant to 17 CFR 240.24b-2, confidential information has been omitted and has been filed separately with the Securities and Exchange Commission.

International Lease Finance Corporation
6-1162-APS-504 Page 9


12.       CONFIDENTIALITY.

          Buyer understands that certain commercial and financial information contained in this Letter Agreement are considered by Boeing as confidential. Buyer agrees that it will treat this Letter Agreement and the information contained herein as confidential and will not, without the prior written consent of Boeing, disclose this Letter Agreement or any information contained herein to any other person or entity.

Very truly yours,

THE BOEING COMPANY

By  /s/ A.P. Schneider
  --------------------------------

Its Attorney-In-Fact
   -------------------------------

ACCEPTED AND AGRREED TO this 30 day of July, 1999

INTERNATIONAL LEASE FINANCE CORPORATION


By  /s/ Marty Olsen
  ---------------------------------

Its Asst. Vice President
   --------------------------------

Attachment

Attachment A to
6-1162-APS-504 Page 1



                                       *



----------
* Pursuant to 17 CFR 240.24b-2, confidential information has been omitted and has been filed separately with the Securities and Exchange Commission.

Attachment B to
6-1162-APS-504 Page 1



                              Base Airframe Prices
                                 Applicable to
                         Substitute Model 737 Aircraft



                              737-700 AIRCRAFT         737-800 AIRCRAFT        737-900 AIRCRAFT
                              ----------------         ----------------        ----------------
SPECIFICATION NO.             D6-38808-4, Rev. F,      D6-38808-18, Rev. E,    D019A001-B, original
                              dated 4/30/99            dated 5/7/99            release, dated 11/30/98
MAXIMUM TAKEOFF WEIGHT        *                        *                       *
ENGINE MODEL                  CFM56-7B20               CFM56-7B24              CFM56-7B24
ENGINE THRUST                 *                        *                       *

PRICES
(*)
AIRFRAME PRICE                *                        *                       *
SPECIAL FEATURES              *                        *                       *
BASIC PRICE                   *                        *                       *


----------
* Pursuant to 17 CFR 240.24b-2, confidential information has been omitted and has been filed separately with the Securities and Exchange Commission.

                       [LETTERHEAD OF THE BOEING COMPANY]

6-1162-APS-505

International Lease Finance Corporation
1999 Avenue of the Stars, 39th Floor
Los Angeles, CA  90067

Subject:       * Matters

Reference:     Purchase Agreements No. 1830, 1916, 2077, 2078, 2079, 2080,
               2081 and 2241 (the Purchase Agreements) between The Boeing
               Company (Boeing) and International Lease Finance Corporation
               (Customer) relating to Model 737, 747, 757, 767 and 777
               Aircraft (the Aircraft)

This Letter Agreement amends the Purchase Agreements between The Boeing Company (Boeing) and International Lease Finance Corporation (Customer) relating to Model 737, 747, 757, 767 and 777 aircraft (the Aircraft).

All terms used and not defined in this Letter Agreement, shall have the same meaning as in the Purchase Agreements.

1.      *

        1.1     *

--------------

* Pursuant to 17 CFR 240.24b-2, confidential information has been omitted and has been filed separately with the Securities and Exchange Commission.

International Lease Finance Corporation
6-1162-APS-505   Page 2

        1.2     *

                1.2.1   *

                1.2.2   *

                1.2.3   *

                1.2.4   *

                1.2.5   *

2.      *

        2.1     *


--------------

* Pursuant to 17 CFR 240.24b-2, confidential information has been omitted and has been filed separately with the Securities and Exchange Commission.

International Lease Finance Corporation
6-1162-APS-505   Page 3

        2.2    *

        2.3    *

                2.3.1   *

                2.3.2   *

                2.3.3   *


----------------

* Pursuant to 17 CFR 240.24b-2, confidential information has been omitted and has been filed separately with the Securities and Exchange Commission.

International Lease Finance Corporation
6-1162-APS-505   Page 4

                2.3.4   *

        2.4     *

3.      *

        3.1     *

---------------

* Pursuant to 17 CFR 240.24b-2, confidential information has been omitted and has been filed separately with the Securities and Exchange Commission.

International Lease Finance Corporation
6-1162-APS-505   Page 5


                3.1.1   *

                3.1.2   *

                3.1.3   *

---------------

* Pursuant to 17 CFR 240.24b-2, confidential information has been omitted and has been filed separately with the Securities and Exchange Commission.

International Lease Finance Corporation
6-1162-APS-505   Page 6


                3.1.4   *

        3.2     *

                3.2.1   *

                3.2.2   *

                3.2.3   *

                3.2.4   *

        3.3     *

4.      *

----------------

* Pursuant to 17 CFR 240.24b-2, confidential information has been omitted and has been filed separately with the Securities and Exchange Commission.

International Lease Finance Corporation
6-1162-APS-505   Page 7

5.      *

6.      CONFIDENTIALITY.

        Buyer understands that certain commercial and financial information contained in this Letter Agreement are considered by Boeing as confidential. Buyer agrees that it will treat this Letter Agreement and the information contained herein as confidential and will not, without the prior written consent of Boeing, disclose this Letter Agreement or any information contained herein to any other person or entity.

Very truly yours,

THE BOEING COMPANY


By   /s/ A.P. Schneider
     -------------------------------

Its  Attorney-In-Fact
     -------------------------------


ACCEPTED AND AGREED TO this 30 day of July, 1999

INTERNATIONAL LEASE FINANCE CORPORATION


By   /s/ Marty Olsen
     -------------------------------

Its  Asst. Vice President
     -------------------------------

---------------

* Pursuant to 17 CFR 240.24b-2, confidential information has been omitted and has been filed separately with the Securities and Exchange Commission.

                       [LETTERHEAD OF THE BOEING COMPANY]

6-1162-APS-506


International Lease Finance Corporation
1999 Avenue of the Stars, 39th Floor
Los Angeles, CA  90067



Subject:        Baseline Pricing


Reference:      Purchase Agreement No. 2241 (the Purchase Agreement) between The
                Boeing Company (Boeing) and International Lease Finance
                Corporation (Buyer) relating to Model 737-700/-800/-900 aircraft
                (the Aircraft)



This Letter Agreement amends the referenced Purchase Agreement between The Boeing Company (Boeing) and International Lease Finance Corporation (Buyer) relating to the Aircraft.

All terms used and not defined herein, shall have the same meaning as in the Purchase Agreements.


1.      *

        1.1 All of the Aircraft are scheduled for delivery prior to *

        1.2 The base price of an Aircraft *



--------
* Pursuant to 17 CFR 240.24b-2, confidential information has been omitted and has been filed separately with the Securities and Exchange Commission.

International Lease Finance Corporation
6-1162-APS-506 Page 2

2.      *

        2.1 Airframe Prices are specified in Table 1 and Letter Agreement 6-1162-APS-504 to the Purchase Agreement. *

        2.2 *

        2.3 * In addition Buyer may substitute Aircraft pursuant to Letter Agreement No. 6-1162-APS-504. *

        2.4 *

        2.5 This * applies to the * Model 737 Aircraft now being purchased under this Purchase Agreement as well as to reconfiguration activity. This * will also apply to each aircraft purchased by Buyer * (per Letter Agreement No. 6-1162-APS-504) to be delivered before *

        2.6 For avoidance of doubt, per Article 4.2 of AGTA-ILF, which is incorporated in the Purchase Agreements, *



----------
* Pursuant to 17 CFR 240.24b-2, confidential information has been omitted and has been filed separately with the Securities and Exchange Commission.

International Lease Finance Corporation
6-1162-APS-506 Page 3


3.      PRICING DATA.

        3.1 REFERENCED PURCHASE AGREEMENTS. * of this Purchase Agreement, Boeing will provide to Buyer, with respect to each of the Aircraft configurations priced in Table 1, the following information:

        (a)     Airframe Price, as set forth in Table 1;

        (b) Identification of the baseline Configuration Specification to which the Airframe Price applies;

        (c)     The amount of the Interior allowance included in such Airframe
                Price;

        (d) Identification of the Options, Change Requests, Master Changes and other items included in the Optional Features Price set forth in Table 1, with their respective price effects;

        (e)     Identification of the Engines;

        (f)     Aircraft Basic Price.

        3.2 SUPPLEMENTAL AGREEMENTS. Boeing agrees to provide the equivalent data to that identified in subparagraph 3.1 above at the time Supplemental Agreements are presented to Buyer to document aircraft reconfigurations, substitutions or additions, if the Aircraft Basic Price to be established by such Supplemental Agreement has not previously appeared in the * Purchase Agreement.



----------
* Pursuant to 17 CFR 240.24b-2, confidential information has been omitted and has been filed separately with the Securities and Exchange Commission.

International Lease Finance Corporation
6-1162-APS-506 Page 4


4.      CONFIDENTIAL TREATMENT.

        Buyer understands that certain commercial and financial information contained in this Letter Agreement are considered by Boeing as confidential. Buyer agrees that it will treat this Letter Agreement and the information contained herein as confidential and will not, without the prior written consent of Boeing, disclose this Letter Agreement or any information contained herein to any other person or entity.


Very truly yours,

THE BOEING COMPANY



By   /s/ A.P. Schneider
   ---------------------------------
Its  Attorney-In-Fact
   ---------------------------------


ACCEPTED AND AGREED TO this

Date:   July 30       , 1999
     -----------------
INTERNATIONAL LEASE FINANCE CORPORATION



By   /s/ Marty Olsen
   ---------------------------------

Its  Asst. Vice President
   ---------------------------------

                       [LETTERHEAD OF THE BOEING COMPANY]


6-1162-APS-507

International Lease Finance Corporation
1999 Avenue of the Stars, 39th Floor
Los Angeles, California 90067




Subject:       Escalation Exhibit D-98


Reference:     a) Aircraft General Terms Agreement AGTA-ILF (the AGTA) between
               The Boeing Company (Boeing) and International Lease Finance
               Corporation (Buyer) relating to Model 737, 747, 757, 767, 777 aircraft (the Aircraft)

               b) Purchase Agreement No. 2241 (the Purchase Agreement) between The Boeing Company (Boeing) and International Lease Finance Corporation (Buyer) relating to Model 737-700/-800/-900 aircraft (the Aircraft)


This Letter Agreement amends and supplements the AGTA. All terms used but not defined in this Letter Agreement have the same meaning as in the AGTA.

This Letter Agreement modifies certain terms and conditions of the AGTA with respect to the Aircraft.

The existing Exhibit D to the AGTA, Escalation Adjustments - Airframe and Optional Features, is applicable to the aircraft covered under previously executed purchase agreements.

A new Exhibit D-98 , Escalation Adjustments - Airframe and Optional Features, is hereby added and attached and is applicable to the Aircraft contracted under Purchase Agreement No. 2241.

Exhibit D-98 is hereby incorporated into AGTA-ILF by this Letter Agreement. The previous Table of Contents to the AGTA is deleted in its entirety and is replaced by the attached new Table of Contents which reflects the revisions set forth in this Letter Agreement.

International Lease Finance Corporation
6-1162-APS-507 Page 2


Very truly yours,

THE BOEING COMPANY


By   /s/ A.P. Olsen
   ---------------------------------
Its  Attorney-In-Fact
   ---------------------------------


ACCEPTED AND AGREED TO this

Date:      July 30    , 1999
      ----------------

International Lease Finance Corporation


By   /s/ Marty Olsen
   ---------------------------------

Its     Asst. Vice President
   ---------------------------------

Attachment A to Letter Agreement
No. 6-1162-APS-507

                                  EXHIBIT D-98

                                       TO

                        AIRCRAFT GENERAL TERMS AGREEMENT

                                    AGTA-ILF

                                     BETWEEN

                               THE BOEING COMPANY

                                       AND

                     INTERNATIONAL LEASE FINANCE CORPORATION



                              ESCALATION ADJUSTMENT


                         AIRFRAME AND OPTIONAL FEATURES


         (FOR MODEL 717-200, 737-600, 737-700, 737-800, AND 737-900 THE
      AIRFRAME PRICE INCLUDES THE ENGINE PRICE AT ITS BASIC THRUST LEVEL.)



                                      D-98

Attachment A to Letter Agreement
No. 6-1162-APS-507

                                  EXHIBIT D-98

                              ESCALATION ADJUSTMENT


1.      FORMULA.

        Airframe and Optional Features price adjustments (Airframe Price Adjustment); are used to allow prices to be stated in current year dollars at the signing of the applicable purchase agreement and to adjust the amount to be paid by Customer at delivery for the effects of economic fluctuation. The Airframe Price Adjustment will be determined at the time of aircraft delivery in accordance with the following formula:

        Pa = (P+B)(L + M) - P

        Where:

                P(a) = Airframe Price Adjustment. (For Model 717-200, 737-600, 737-700, 737-800 and 737-900, the Airframe
                        Price includes the Engine Price at its basic thrust level.)

                L =     .65 x ECI
                              ---
                              ECI(b) where ECI(b) is the base year index (as set forth in Table 1 of the applicable purchase agreement)

                 M =     .35 x ICI
                               ---
                               ICI(b) where ICI(b) is the base year index (as set forth in Table 1 of the applicable purchase agreement)

                P = Airframe Price plus Optional Features Price (as set forth in the applicable purchase agreement).

                B =     0.005 x (N/12) x (P)    where N is the calendar month
                                                and year of scheduled Aircraft
                                                delivery minus the calendar
                                                month and year of the Base Price
                                                Year, both as shown in Table 1
                                                of the applicable purchase
                                                agreement.

                ECI is a value determined using the U.S. Department of Labor, Bureau of Labor Statistics "Employment Cost Index for workers in aerospace manufacturing - Wages and Salaries" (ECI code 3721W), calculated by



                                      D-98

Attachment A to Letter Agreement
No. 6-1162-APS-507

                establishing a three-month arithmetic average value (expressed as a decimal and rounded to the nearest tenth) using the values for the fifth, sixth and seventh months prior to the month of scheduled delivery of the applicable aircraft. As the Employment Cost Index values are only released on a quarterly basis, the value released for the month of March will be used for the months of January and February; the value for June used for April and May; the value for September used for July and August; and the value for December used for October and November.

                ICI is a value determined using the U.S. Department of Labor, Bureau of Labor Statistics "Producer Prices and Price Index - Industrial Commodities Index ", calculated as a 3-month arithmetic average of the released monthly values (expressed as a decimal and rounded to the nearest tenth) using the values for the 5th, 6th and 7th months prior to the month of scheduled delivery of the applicable aircraft.

                As an example, for an aircraft scheduled to be delivered in the month of January, the months June, July and August of the preceding year will be utilized in determining the value of ECI and ICI.

Note: i. In determining the values of L and M, all calculations and resulting values will be expressed as a decimal rounded to the nearest ten-thousandth.

        ii. .65 is the numeric ratio attributed to labor in the Airframe Price Adjustment formula.

        iii. .35 is the numeric ratio attributed to materials in the Airframe Price Adjustment formula.

        iv. The denominators (base year indices) are the actual average values reported by the U.S. Department of Labor, Bureau of Labor Statistics (base year June 1989 = 100). The applicable base year and corresponding denominator will be provided by Boeing in the applicable purchase agreement.

        v. If the calculated sum of L + M is less than 1.0000, then the value of the sum is adjusted to 1.0000.

2.      VALUES TO BE UTILIZED IN THE EVENT OF UNAVAILABILITY.

        2.1 If the Bureau of Labor Statistics substantially revises the methodology used for the determination of the values to be used to determine the ECI and ICI values (in contrast to benchmark adjustments or other corrections of previously released values), or for any reason has not released values needed to determine the applicable Airframe Price Adjustment, the parties will, prior to the delivery of any such


                                      D-98

Attachment A to Letter Agreement
No. 6-1162-APS-507


aircraft, select a substitute from other Bureau of Labor Statistics data or similar data reported by non-governmental organizations. Such substitute will result in the same adjustment, insofar as possible, as would have been calculated utilizing the original values adjusted for fluctuation during the applicable time period. However, if within 24 months after delivery of the aircraft, the Bureau of Labor Statistics should resume releasing values for the months needed to determine the Airframe Price Adjustment, such values will be used to determine any increase or decrease in the Airframe Price Adjustment for the aircraft from that determined at the time of delivery of the aircraft.

        2.2 Notwithstanding Article 2.1 above, if prior to the scheduled delivery month of an aircraft the Bureau of Labor Statistics changes the base year for determination of the ECI and ICI values as defined above, such re-based values will be incorporated in the Airframe Price Adjustment calculation.

        2.3 In the event escalation provisions are made non-enforceable or otherwise rendered void by any agency of the United States Government, the parties agree, to the extent they may lawfully do so, to equitably adjust the Purchase Price of any affected aircraft to reflect an allowance for increases or decreases in labor compensation and material costs occurring since February, 1995, which is consistent with the applicable provisions of paragraph 1 of this Exhibit D.

        2.4 If within 12 months of Aircraft delivery, the published Index values are revised due to an acknowledged error by the Bureau of Labor Statistics, the Airframe Price Adjustment will be re-calculated using the revised Index values (this does not include those values noted as preliminary by the Bureau of Labor Statistics). A Credit Memo or Supplemental Invoice will be issued for the Airframe Price Adjustment difference. Interest charges will not apply for the period of original invoice to issuance of Credit Memo or Supplemental Invoice.

Note: i. The values released by the Bureau of Labor Statistics and ---- available to Boeing 30 days prior to the scheduled delivery month of an aircraft will be used to determine the ECI and ICI values for the applicable months (including those noted as preliminary by the Bureau of Labor Statistics) to calculate the Airframe Price Adjustment for the aircraft invoice at the time of delivery. The values will be considered final and no Aircraft Price Adjustments will be made after Aircraft delivery for any subsequent changes in published Index values, subject always to paragraph 2.4 above.


        ii. The maximum number of digits to the right of the decimal after rounding utilized in any part of the Airframe Price Adjustment equation will be 4, where rounding of the fourth digit will be increased to the next highest digit when the 5th digit is equal to 5 or greater.


                                      D-98

Attachment B to Letter Agreement
No. 6-1162-APS-507

                                TABLE OF CONTENTS

                                                                               PAGE
    ARTICLES                                                                   NUMBER
    --------                                                                   ------

       1.        Subject Matter of Sale                                         1

       2.        Price, Taxes and Payment                                       1

       3.        Regulatory Requirements and Certificates                       3

       4.        Detail Specification; Changes                                  4

       5.        Representatives, Inspection, Flight Tests, Test Data
                 and Performance Guarantee Compliance                           4

       6.        Delivery                                                       6

       7.        Excusable Delay                                                7

       8.        Risk Allocation/Insurance                                     10

       9.        Assignment, Resale or Lease                                   13

       10.       Termination for Certain Events                                15

       11.       Notices                                                       16

       12.       Miscellaneous                                                 17

    EXHIBITS

        A        Buyer Furnished Equipment Provisions Document

        B        Customer Support Document

        C        Product Assurance Document

        D        Escalation Adjustment

      D-98       Escalation Adjustment (1998 Pricing for P.A. 2241)


APPENDICES

        I        Post-Delivery Sale Notice

       II        Post-Delivery Lease Notice

      III        Owner Appointment of Agent - Warranties

       IV        Contractor Confidentiality Agreement

Attachment B to Letter Agreement
No. 6-1162-APS-507


LETTER AGREEMENTS

6-1162-SSM-394        Waiver of Demonstration Flights

6-1162-SSM-395        Promotional Support

6-1162-SSM-397        Seller Purchased Equipment

6-1162-SSM-399        Assignment of Rights, Indemnity and Insurance Matters

6-1162-SSM-402        Lessee Matters

6-1162-SSM-403        Miscellaneous Matters

6-1162-SSM-405        1997-1998 Escalation Sharing

6-1162-SSM-406        1999-2004 Escalation Sharing

6-1162-SSM-436        Customer Support Matters

6-1162-SSM-437        Additional AGTA Terms and Conditions

6-1162-APS-507        Escalation Exhibit D-98

                       [LETTERHEAD OF THE BOEING COMPANY]

6-1162-APS-508

International Lease Finance Corporation
1999 Avenue of the Stars, 39th Floor
Los Angeles, CA  90067

Subject:       *

Reference:     Purchase Agreement Nos. 1830, 1916, 2077, 2078, 2079, 2080,
               2081 and 2241 (the Purchase Agreements) between The Boeing
               Company (Boeing) and International Lease Finance Corporation
               (Customer) relating to Model 737, 747, 757, 767 and 777
               Aircraft (the Aircraft)

This Letter Agreement amends the Purchase Agreements between The Boeing Company (Boeing) and International Lease Finance Corporation (Customer) relating to Model 737, 747, 757, 767 and 777 aircraft (the Aircraft).

All terms used and not defined in this Letter Agreement, shall have the same meaning as in the Purchase Agreements.

1.      *

2.      *

--------------------
* Pursuant to 17 CFR 240.24b-2, confidential information has been omitted and has been filed separately with the Securities and Exchange Commission.

International Lease Finance Corporation
6-1162-APS-508   Page 2

3.      *

        3.1    *

               3.1.1  *

        3.2    *

               3.2.1  *

               3.2.2  *

               3.2.3  *

--------------------
* Pursuant to 17 CFR 240.24b-2, confidential information has been omitted and has been filed separately with the Securities and Exchange Commission.

International Lease Finance Corporation
6-1162-APS-508   Page 3

4.      *

        4.1    *

        4.2    *

5.      *

        5.1    *

        5.2    *


-------------------
* Pursuant to 17 CFR 240.24b-2, confidential information has been omitted and has been filed separately with the Securities and Exchange Commission.

International Lease Finance Corporation
6-1162-APS-508 Page 4

        5.3    *

6.      *

7.      *

8.      CONFIDENTIALITY.

        Buyer understands that certain commercial and financial information contained in this Letter Agreement are considered by Boeing as confidential. Buyer agrees that it will treat this Letter Agreement and the information contained herein as confidential and will not, without the prior written consent of Boeing, disclose this Letter Agreement or any information contained herein to any other person or entity.

-------------------
* Pursuant to 17 CFR 240.24b-2, confidential information has been omitted and has been filed separately with the Securities and Exchange Commission.

International Lease Finance Corporation
6-1162-APS-508   Page 5

Very truly yours,

THE BOEING COMPANY

By      /s/ A.P. Schneider
    -------------------------

Its      Attorney-In-Fact
    -------------------------

ACCEPTED AND AGREED TO this 30th
day of July, 1999

INTERNATIONAL LEASE FINANCE CORPORATION

By       /s/ Marty Olsen
    -------------------------
Its    Asst. Vice President
    -------------------------

                                     TABLE 1

                     TO LETTER AGREEMENT NO. 6-1162-APS-508

                                        *

                              MAINTENANCE TRAINING

                                        *

-------------------

* Pursuant to 17 CFR 240.24b-2, confidential information has been omitted and has been filed separately with the Securities and Exchange Commission.

                       [LETTERHEAD OF THE BOEING COMPANY]

6-1162-APS-509

International Lease Finance Corporation
1999 Avenue of the Stars, 39th Floor
Los Angeles, CA  90067

Subject:       Customer Services Matters

Reference:     Purchase Agreement Nos. 1830, 1916, 2077, 2078, 2079, 2080,
               2081 and 2241 (the Purchase Agreements) between The Boeing
               Company (Boeing) and International Lease Finance Corporation
               (Customer) relating to Model 737, 747, 757, 767 and 777
               Aircraft (the Aircraft)

This Letter Agreement amends the Purchase Agreements between The Boeing Company (Boeing) and International Lease Finance Corporation (Customer) relating to Model 737, 747, 757, 767 and 777 aircraft (the Aircraft).

All terms used and not defined in this Letter Agreement, shall have the same meaning as in the Purchase Agreements.

1.      DOCUMENTATION IN DIGITAL FORMAT.

        Boeing agrees to provide Buyer and Buyer's lessee reasonable quantities of those manuals which Boeing produces in digital format for the Aircraft at no charge to Buyer, contingent on Buyer requesting such format in a timely manner.

2.      SERVICE BULLETIN KIT SHIPMENT STATUS.

        Boeing agrees to provide Buyer notification *

3.      CONFIDENTIALITY.

        Buyer understands that certain commercial and financial information contained in this Letter Agreement are considered by Boeing as confidential. Buyer agrees that it will treat this Letter Agreement and the information contained herein as confidential and will not, without the prior written consent of Boeing,

-----------------
* Pursuant to 17 CFR 240.24b-2, confidential information has been omitted and has been filed separately with the Securities and Exchange Commission.

International Lease Finance Corporation
6-1162-APS-509   Page 2

disclose this Letter Agreement or any information contained herein to any other person or entity.

Very truly yours,

THE BOEING COMPANY

By       /s/ A/P. Schneider
     ---------------------------

Its       Attorney-In-Fact
     ---------------------------

ACCEPTED AND AGREED TO this 30th
day of July, 1999

INTERNATIONAL LEASE FINANCE CORPORATION

By        /s/ Marty Olsen
     ---------------------------

Its      Asst. Vice President
     ---------------------------

                       [LETTERHEAD OF THE BOEING COMPANY]

6-1162-APS-510



International Lease Finance Corporation
1999 Avenue of the Stars, 39th Floor
Los Angeles, CA  90067


Subject:       Miscellaneous Other Matters


Reference:     Purchase Agreement No. 2241 (the Purchase Agreement) between
               The Boeing Company (Boeing) and
               International Lease Finance Corporation (Buyer) relating to Model 737-700/-800/-900 aircraft (the Aircraft)


This Letter Agreement amends the Purchase Agreement between Boeing and Buyer relating to the Aircraft.

All terms used and not defined herein, shall have the same meaning as in the Purchase Agreement.


ONGOING PROCESS IMPROVEMENTS

        Boeing and Buyer have been holding continuing discussions related to improving the processes Boeing utilizes in the engineering, production, delivery and customer support of Boeing aircraft. Boeing acknowledges the importance to Buyer and Boeing of improving such processes and agrees to continue such discussions. Topics under discussion include, but are not limited:


        i.      the delivery notification process;

        ii. change of address forms and specific manual allocation for subsequent lessees;

        iii.    lessee notification of insurance certificate requirements;

        iv.     certification support;

        v.      communications improvements;

        vi.     timely provision of draft delivery commitment documentation; and

        vii.    improvement to delivery center processes.

International Lease Finance Corporation
6-1162-APS-510 Page 2


Very truly yours,

THE BOEING COMPANY

By   /s/ A.P. Schneider
   ---------------------------------

Its  Attorney-In-Fact
   ---------------------------------


ACCEPTED AND AGREED TO this 30th
day of July, 1999

INTERNATIONAL LEASE FINANCE CORPORATION



By   /s/ Marty Olsen
   ---------------------------------

Its  Asst. Vice President
   ---------------------------------

                       [LETTERHEAD OF THE BOEING COMPANY]

6-1162-APS-511

International Lease Finance Corporation
1999 Avenue of the Stars, 39th Floor
Los Angeles, CA  90067

Subject:       Model 737-900 Configuration Matters

Reference:     Purchase Agreement No. 2241 (the Purchase Agreement) between
               The Boeing Company (Boeing) and
               International Lease Finance Corporation (Buyer) relating to Model 737-700/-800/-900 aircraft (the Aircraft)

           This Letter Agreement amends the Purchase Agreement between Boeing and Buyer relating to the Aircraft.

           All terms used and not defined herein, shall have the same meaning as in the Purchase Agreement.

1.         CONFIGURATION SELECTION.

           Boeing and Buyer agree that Buyer may elect to establish the configuration definition of each Model 737-900 Substitute Aircraft created in accordance with paragraph 2 of Letter Agreement No. 6-1162-APS-504 as a new configuration or as a follow-on to a previously delivered aircraft configuration.

           It is understood and agreed that the configuration of the Model 737-900 Aircraft described in Exhibit A-900 to the Purchase Agreement is not complete and that Buyer shall have the option to select for incorporation on Model 737-900 Substitute Aircraft additional changes set forth in Boeing Configuration Specification D019A001 for Model 737-900 aircraft. Such additional changes may be selected by Buyer subject to the terms and conditions set forth below.

           Boeing and Buyer agree to establish the configurations for the Model 737-900 Substitute Aircraft no later than the applicable substitution lead-time (set forth in subparagraph 2.1 of Letter Agreement No. 6-1162-APS-504) prior to the scheduled delivery of the Aircraft. The Boeing Configuration Specification will be used to establish such configuration.

2.         *

           2.1 INTERIOR ALLOWABLES. Boeing agrees that when Buyer establishes the configuration definition of Model 737-900 Substitute Aircraft, the Model 737-900 interior allowables *

-----------------------
* Pursuant to 17 CFR 240.24b-2, confidential information has been omitted and has been filed separately with the Securities and Exchange Commission.

International Lease Finance Corporation
6-1162-APS-511   Page 2

set forth in the table in Attachment to this Letter Agreement will apply to Buyer's addition and deletion of the interior features listed in such table.

           2.2 * Boeing also agrees that when Buyer establishes the configuration definition of Model 737-900 Substitute Aircraft, the Change Requests, Record Options, Master Changes and/or other change vehicles used to create such configuration *

3.         PURCHASE AGREEMENT REVISION.

           When Buyer selects changes for incorporation in the Model 737-900 Substitute Aircraft, the parties agree to enter into a Supplemental Agreement amending the Purchase Agreement to reflect Buyer's selection of such changes. Such supplemental agreement shall:

           (a)       Revise the Detail Specification to incorporate the changes.

           (b) Revise the amounts of the Optional Features Price, Aircraft Basic Price and Advance Payment Base Prices of the Aircraft, set forth in Table 1 of the Purchase Agreement, to reflect the price effects of the changes.

           (c) Revise the Advance Payment Base Price of the Aircraft set forth in Table 1 of the Purchase Agreement to reflect the price of the changes.

           (d) Provide for an advance payment adjustment, reflecting the difference between the amount paid prior to signing of such Supplemental Agreement and the amount which would have been paid had the Advance Payment Base Price established in (c) above been incorporated in the Purchase Agreement at time of signing. Such additional advance payment is to be paid to Boeing by Buyer within * of signing such Supplemental Agreement.

           (e) Revise Exhibit A to the Purchase Agreement to incorporate such changes.

           (f) Revise Letter Agreements as required to reflect changes in the Aircraft configuration due to such changes.

-----------------------
* Pursuant to 17 CFR 240.24b-2, confidential information has been omitted and has been filed separately with the Securities and Exchange Commission.

International Lease Finance Corporation
6-1162-APS-511   Page 3

Very truly yours,

THE BOEING COMPANY

By      /s/ A.P. Schneider
     ------------------------

Its      Attorney-In-Fact
     ------------------------

ACCEPTED AND AGREED TO this 30 day of July, 1999

INTERNATIONAL LEASE FINANCE CORPORATION

By       /s/ Marty Olsen
     ------------------------

Its     Asst. Vice President
     ------------------------

*                                                                        9/1/98

SUBJECT:  *

* Pursuant to 17 CFR 240.24b-2, confidential information has been omitted and has been filed separately with the Securities and Exchange Commission.